SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
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[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-
      11(c) or Section 240.14a-12

                    Park Pharmacy Corporation
        (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------

--------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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


                                                    PARK PHARMACY


                                                  Thomas R. Baker
                            Chief Executive Officer and President





                        December __, 2000



Dear Park Pharmacy Stockholder:


     I am pleased to invite you to Park Pharmacy's Annual Meeting of Stockholders. The meeting will be held at 10:00 a.m. local time on Tuesday, January 16, 2001 at the Doubletree Hotel at
Lincoln Center, 5410 LBJ Freeway, Dallas, Texas 75240 (for directions, please call the hotel at 972-934-8400).

     At the meeting, you and the other stockholders will be asked to (1) elect seven directors to the Park Pharmacy board; (2) approve the merger of the company into a wholly owned subsidiary to be organized under the laws of the State of Delaware ("Park Pharmacy-Delaware") in order to effect the change of the company's state of incorporation from Colorado to Delaware; (3) in connection with the re-incorporation, approve and adopt provisions of the Certificate of Incorporation of Park Pharmacy-Delaware ("Delaware Certificate") in the form attached as Exhibit A to the attached Proxy Statement that would (i) reduce the authorized capital stock of the company from one billion shares to 150 million shares, (ii) reduce the number of authorized shares of common stock from 750 million shares to 140 million shares, and (iii) reduce the number of shares of preferred stock from 250 million shares to 10 million shares;
(iv) provide that the liability of directors will be limited, and that officers and directors of the company will receive indemnification from the company, to the fullest extent permitted by Delaware law; and (v) require the vote of holders of 66-2/3% of the voting power of the company to (A) amend provisions of the Delaware Certificate prohibiting actions by consent, limiting the liability of directors of the company, or providing indemnification to officers and directors of the company, or (B) amend or repeal the Bylaws of Park Pharmacy-Delaware, if stockholder action is taken to amend such Bylaws; (4) approve and adopt the Bylaws of Park Pharmacy-Delaware in the form attached as Exhibit B to the attached Proxy Statement; and (5) approve the Park Pharmacy Corporation 2000 Stock Incentive Plan in the form attached as Exhibit F to the attached Proxy Statement. You will also have the opportunity to hear what has happened in our business in the past year and to ask questions. You will find other detailed information about Park Pharmacy and its operations, including its audited financial statements, in the enclosed Annual Report.

     We hope you can join us on January 16, 2001. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please mark your vote on the enclosed proxy, sign and date the proxy, and return it to us in the enclosed envelope. Your vote is important, so please return your proxy promptly.

                                   Yours truly,



                                   Thomas R. Baker

                             [LOGO]







                    PARK PHARMACY CORPORATION







Notice of 2000 Annual Meeting of Stockholders and Proxy Statement

                                                    PARK PHARMACY


                                        Park Pharmacy Corporation
                                    10711 Preston Road, Suite 250
                                              Dallas, Texas 75230





December __, 2000



NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held January 16, 2001


     Park Pharmacy will hold its Annual Meeting of Stockholders at the Doubletree Hotel at Lincoln Center, 5410 LBJ Freeway,
Dallas, Texas  75240 on Tuesday, January 16, 2001 at 10:00 a.m.
local time.

     We are holding this meeting:

     *    To elect seven directors to serve until the 2001 Annual
          Meeting of Stockholders or until their respective successors are elected and qualified;

     * To approve the merger of the company into a wholly owned subsidiary to be organized under the laws of the State of Delaware ("Park Pharmacy-Delaware") in order to effect the change of the company's state of incorporation from Colorado to Delaware;

     * In connection with the re-incorporation, to approve and adopt provisions of the Certificate of Incorporation of Park Pharmacy-Delaware (the "Delaware Certificate") in the form attached as Exhibit A to the attached Proxy Statement, which provisions would (i) reduce the authorized capital stock of the company from one billion shares to 150 million shares, (ii) reduce the number of authorized shares of common stock from 750 million shares to 140 million shares, (iii) reduce the number of authorized shares of preferred stock from 250 million shares to 10 million shares; (iv) provide that the liability of directors will be limited, and that officers and directors of the company will receive indemnification from the company, to the fullest extent permitted by Delaware law; and (v) require the vote of holders of 66-2/3% of the voting power of the company to (A) amend provisions of the Delaware Certificate prohibiting actions by consent, limiting the liabilities of directors of the company, or providing indemnification to officers and directors of the company, or (B) amend or repeal the Bylaws of Park Pharmacy-Delaware, if stockholder action is taken to amend such Bylaws;

     *    To approve and adopt the Bylaws of Park Pharmacy-
          Delaware in the form attached as Exhibit B to the attached Proxy Statement;

     *    To approve the Park Pharmacy Corporation 2000 Stock
          Incentive Plan in the form attached as Exhibit F to the attached Proxy Statement; and

     * To transact any other business that properly comes before the meeting.

     We have selected November 30, 2000 as the record date for determining stockholders entitled to vote at the meeting. A list of stockholders on that date will be available for inspection at Park Pharmacy Corporation, 10711 Preston Road, Suite 250, Dallas, Texas, for at least ten days before the meeting.

     All stockholders are cordially invited to attend the meeting and vote in person.

     Pursuant to the Colorado Business Corporation Act ("CBCA"), shareholders who do not vote in favor of the proposals and comply with the detailed provisions contained in Article 113 of the CBCA will be entitled to dissent and seek the payment of fair value of their shares of Park Pharmacy. A copy of Article 113 of the CBCA is reproduced as Exhibit E to the Proxy Statement.

     This Notice of Annual Meeting, Proxy Statement, proxy and
2000 Annual Report to Stockholders are being distributed on or about December __, 2000.

For the Board of Directors,


Gwendolyn Park
Secretary

                        TABLE OF CONTENTS

                                                             Page

Questions and Answers..........................................1
Item 1.  Election of Directors.................................4
 Nominees for Election.........................................4
 Compensation of Directors.....................................5
 Meetings and Committees of the Board Directors................5
 Audit Committee...............................................5
Stock Ownership................................................6
 Beneficial Ownership of Certain Stockholders and
   Management..................................................6
Management.....................................................8
 Executive Officers............................................8
 Key Management Employees......................................9
 Executive Compensation....................................... 9
 Stock Options................................................10
 Employment Contracts and Change in Control Arrangements......10
 Familial Relationships.......................................10
 Certain Transactions.........................................10
Item 2.  Re-incorporation of Park Pharmacy from Colorado
         to Delaware..........................................11
 General......................................................11
 Principal Features of the Re-incorporation and the Merger....11
 Principal Reasons for the Re-incorporation......  ...........12
 Possible Disadvantages of Re-incorporation...................13
 Amendment, Deferral or Termination of the
  Re-incorporation Merger Agreement...........................13
 Federal Income Tax Consequences of the Re-incorporation......14
 Exchange of Stock Certificates...............................14
 Dissenters' Rights...........................................15
Adoption of Delaware Certificate Proposals and
 Delaware Bylaws Proposal.....................................15
Delaware Certificate Proposal One:  Reduction of Capital
  Stock.......................................................15
 General......................................................15
 Principal Reasons for Reduction..............................15
 Possible Disadvantages of Reduction..........................15
Delaware Certificate Proposal Two:  Reduction of
  Common Stock................................................16
 General......................................................16
 Principal Reasons for Reduction..............................16
 Possible Disadvantages of Reduction..........................16
Delaware Certificate Proposal Three:  Reduction of
  Preferred Stock.............................................16
 General......................................................16
 Principal Reasons for Reduction..............................16
 Possible Disadvantages of Reduction..........................16
Delaware Certificate Proposal Four:  Liability Limitation
  Indemnification of Officers and Directors...................17
 General......................................................17
 Reason for Proposal..........................................17
 Possible Disadvantages.......................................17
Delaware Certificate Proposal Five:  Super-Majority
   Voting Requirements to Amend or Repeal Certain
   Provisions of the Certificate of Incorporation or
   Bylaws.....................................................17
 General......................................................17
 Reason for Proposal..........................................18
 Possible Disadvantages.......................................18
Delaware Bylaws Proposal......................................18
Interested Parties............................................19

Item 3.  Approval of Park Pharmacy Corporation 2000 Stock
         Incentive Plan.......................................20
 Purpose......................................................20
 Administration...............................................20
 Eligibility..................................................21
 Awards.......................................................21
 Effect of Termination........................................23
 Non-Transferability..........................................23
 Adjustment...................................................24
 Change in Control............................................24
 Amendment and Termination of the Plan........................24
 Federal Income Tax Consequences..............................24
 Awards Granted Under the 2000 Stock Incentive Plan...........26
Independent Accountants.......................................27
Shareholder Proposals.........................................27
Annual Meeting Advance Notice Requirements....................27
Copies of the Annual Report on Form 10-KSB Filed with the
  Securities and Exchange Commission..........................27


Exhibits

Certificate of Incorporation of Park Pharmacy
  Corporation, a Delaware corporation...................Exhibit A
Bylaws of Park Pharmacy Corporation, a Delaware
  corporation.......................................... Exhibit B
Agreement and Plan of Merger........................... Exhibit C
Comparison of Colorado and Delaware Corporation Law.... Exhibit D
Colorado Business Corporation Act Dissenters'
  Rights Statute....................................... Exhibit E
2000 Stock Incentive Plan.............................. Exhibit F

                      QUESTIONS AND ANSWERS


     1.   Who is soliciting my proxy?

We, the Board of Directors of Park Pharmacy, are sending you this Proxy Statement in connection with our solicitation of proxies for use at Park Pharmacy's 2000 Annual Meeting of Stockholders. Certain directors, officers and employees of Park Pharmacy also may solicit proxies on our behalf by mail, telephone, fax or in person.

     2.   Who is paying for this solicitation?

Park Pharmacy will pay for the solicitation of proxies. Park Pharmacy will also reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding our proxy materials to the beneficial owners of Park Pharmacy common stock and Series A preferred stock.

     3.   What am I voting on?

Nine items: (a) the election of Joe B. Park, Thomas R. Baker, Jim Moncrief, Gwendolyn Park, Richard M. Allen, William D. Breedlove and Jon J. Gergen to the Board of Directors; (b) the approval of the merger of the company into a wholly owned subsidiary to be organized under the laws of the State of Delaware ("Park Pharmacy-Delaware") in order to effect the change of the company's state of incorporation from Colorado to Delaware; (c) in connection with the re-incorporation, the approval and adoption of provisions of the Certificate of Incorporation of Park Pharmacy-Delaware ("Delaware Certificate") in the form attached as Exhibit A that would (i) reduce the authorized capital stock of the company from one billion shares to 150 million shares,
(ii) reduce the number of authorized shares of common stock from 750 million shares to 140 million shares, (iii) reduce the number of authorized shares of preferred stock from 250 million shares to 10 million shares; (iv) provide that the liability of officers and directors will be limited, and that officers and directors of the company will receive indemnification from the company, to the fullest extent permitted by Delaware law; and (v) require the vote of holders of 66-2/3% of the voting power of the company to
(A) amend provisions of the Delaware Certificate prohibiting actions by consent, limiting the liability of directors of the company, or providing indemnification to officers and directors of the company or (B) amend or repeal the Bylaws of Park Pharmacy-Delaware if stockholder action is taken to amend such Bylaws (each, a "Delaware Certificate Proposal"); (d) the approval and adoption of the Bylaws of Park Pharmacy-Delaware in the form attached as Exhibit B (the "Delaware Bylaws Proposal"); and
(e) the approval of the Park Pharmacy Corporation 2000 Stock Incentive Plan in the form attached as Exhibit F.

     4.   Who can vote?

Only those who owned common stock or Series A preferred stock at the close of business on November 30, 2000, the record date for the Annual Meeting, can vote. If you owned common stock on the record date, you have one vote per share for each matter presented at the Annual Meeting. If you owned Series A preferred stock on the record date, you have ten votes per share for each matter presented at the Annual Meeting. As of the record date, there were 5,722,551 shares of common stock outstanding (representing a total of 5,722,551 votes) and 3,020,430 shares of Series A preferred stock outstanding (representing a total of 30,204,300 votes), resulting in a total of 35,926,851 votes being entitled to be cast at the annual meeting.

     5.   How do I vote?

You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy in the enclosed prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person - by voting at the Annual Meeting you automatically revoke your proxy. You also may revoke your proxy at any time before the voting by giving the secretary of Park Pharmacy written notice of your revocation or by submitting a later-dated proxy.

     6. What if I don't indicate a voting preference on the proxy that I return?

If you execute, date and return your proxy but do not mark your voting preference, the individuals named as proxies will vote your shares FOR the election of the nominees for director, FOR the approval of the re-incorporation merger; FOR the approval of each of the Delaware Certificate Proposals; FOR the adoption of the Delaware Bylaws Proposal; and FOR the approval of the Park Pharmacy Corporation 2000 Stock Incentive Plan.

     7.   What constitutes a quorum?

Voting can take a place at the Annual Meeting only if stockholders owning a majority of the voting power of the common stock and Series A preferred stock (that is a majority of the total number of votes entitled to be cast) are present in person or represented by effective proxies. Both abstentions and broker nonvotes are counted as present for purposes of establishing the quorum necessary for the meeting to proceed. A broker nonvote results from a situation in which a broker holding your shares in "street" or "nominee" name indicates to us on a proxy that it lacks discretionary authority to vote your shares.

     8. What vote of the stockholders will result in the matters being passed?

Election of Directors. Directors need the affirmative vote of holders of a plurality of the voting power present, represented by the shares of common stock and Series A preferred stock voting as a single class, to be elected. At this year's meeting, the seven nominees receiving the greatest number of votes will be deemed to have received a plurality of the voting power present. Neither abstentions nor broker nonvotes will have any effect on the election of directors.

Re-incorporation Merger. Stockholders holding a majority of the voting power represented by the issued and outstanding shares of common stock and Series A preferred stock voting together as a single class must affirmatively vote to approve the re-incorporation merger. Abstentions and broker nonvotes have the same effect as votes "against" this proposal.

Delaware Certificate Proposals and Delaware Bylaws Proposal. Stockholders holding a majority of the voting power represented by the issued and outstanding shares of common stock and Series A preferred stock, voting together as a single class, must affirmatively vote to approve the Delaware Bylaws Proposal and the Delaware Certificate Proposals, other than the proposals that would have the effect of reducing the number of shares of our company's common stock or preferred stock. Stockholders holding a majority of the issued and outstanding shares of common stock must affirmatively vote to approve the Delaware Certificate Proposal that would result in a reduction of the authorized number of shares of common stock. Stockholders holding a majority of the issued and outstanding shares of preferred stock must affirmatively vote to approve the Delaware Certificate Proposal that would reduce the number of authorized shares of preferred stock. For each of the Delaware Certificate Proposals and the Delaware Bylaws Proposal, abstentions and broker nonvotes have the same effect as votes "against" each proposal.

2000 Stock Incentive Plan. Stockholders holding a majority of the voting power present, represented by the shares of common stock and Series A preferred stock voting together as a single class, must affirmatively vote to approve the 2000 Stock Incentive Plan. For this proposal, abstentions have the same effect as a vote "against" the proposal, while broker nonvotes have no effect at all.

     9. How does the Board recommend that we vote on the matters proposed?

The Board of Directors of Park Pharmacy unanimously recommends that stockholders vote FOR each of the subject proposals at the upcoming Annual Meeting.

     10. Will I have the right to dissent from the proposal to reincorporate the company from Colorado to Delaware?

Yes. Holders of shares of our common stock and Series A preferred stock will have the right to dissent and seek the payment of "fair value" of their shares with regard to the re-incorporation proposal. For a complete discussion of your rights in this regard, see the section of this Proxy Statement entitled, "Re-incorporation of Park Pharmacy from Colorado to Delaware--Dissenters' Rights" beginning on page 14.

     11.  Will there be other matters proposed at the 2000 Annual
Meeting?

Park Pharmacy's Bylaws limit the matters presented at the upcoming Annual Meeting to those in the notice of the meeting, those otherwise properly presented by the Board of Directors and those presented by stockholders so long as the stockholder gave the Secretary written notice of the matter on or before December 9, 2000. We do not expect any other matter to come before the meeting. If any other matter is properly presented at the Annual Meeting, your signed proxy gives the individuals named as proxies authority to vote your shares in their discretion.

     12. When are 2001 stockholder proposals due if they are to be included in the Company's proxy materials?

To be considered for presentation at Park Pharmacy's 2001 Annual Meeting of Stockholders and included in the Company's proxy statement, a stockholder proposal must be received at Park Pharmacy's offices no later than August 14, 2001. To curtail controversy as to the date on which a proposal was received by us, we suggest that proponents submit their proposals by certified mail, return receipt requested.

                             ITEM 1.
                      ELECTION OF DIRECTORS

     The Board of Directors of Park Pharmacy has currently set the number of directors constituting the whole board at seven. At the upcoming Annual Meeting, you and the stockholders will elect seven individuals to serve as directors. All nominees are now members of the Board of Directors.

     The individuals named as proxies will vote the enclosed proxy for the election of all of the nominees unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxies may vote for a substitute or we may reduce the number of members of the Board.

     We recommend a vote FOR all nominees.

     Below are the names and ages of the nominees for directors, the years they became directors, their principal occupations or employment for at least the past five years, and certain of their other directorships, if any.

Nominees for Election

     Joe B. Park, R.Ph. - Age 63, has served as Director and Chairman of the Board of our company since October 1999. Mr. Park owned and served as the president of Dougherty's Pharmacy, Inc. from 1959 until our acquisition of Dougherty's in December of 1999. Mr. Park has an active member of the Dallas County Pharmaceutical Society where he has served in various capacities including past president. Mr. Park is also an active member of the Texas Pharmaceutical Association, National Council of Hospice Professionals and the International Academy of Compounding Pharmacists.

     Thomas R. Baker - Age 59, has served as Director, President and Chief Executive Officer of our company since October 1999. From June 1998 until October 1999, Mr. Baker served as president and chief operating officer of a development-stage company that was a predecessor to our company prior to our reverse acquisition transaction with Power-Cell, Inc. in October 1999. From 1993 to June 1998, Mr. Baker served as managing partner and senior consultant for Management-by-Action, Inc., a specialized management consulting firm. From 1991 to 1993, Mr. Baker served as president and chief executive officer of Medical Warning Systems, Inc., a medical products company. From 1986 to 1991, Mr. Baker served as director of mergers and acquisitions and president of West Coast operations for Home Shopping Network, Inc.

     Jim Moncrief - Age 48, has served as a Director of our company since June 2000 and Executive Vice President of our company since April 2000. From May 1997 through March 2000, Mr. Moncrief was vice president of marketing for Hoak Breedlove Wesneski & Co., a Dallas-based investment banking firm. From 1994 through May 1997, Mr. Moncrief was responsible for business development at The Perryman Group, a national litigation support company.

     Gwendolyn L. Park - Age 63, has served as a Director and Secretary of our company since October 1999. Mrs. Park has served as Secretary, Treasurer and Office Manager of Dougherty's since 1980. Mrs. Park has been active in the Auxiliary to the Dallas County Pharmaceutical Society, holding various positions and served as president. Mrs. Park has also been active in the Texas Pharmaceutical Association.

     Richard M. Allen, R.Ph. - Age 53, has served as Director of our company since June 2000 and as Chief Operating Officer of our subsidiary, Park Infusion Services, L.P., since August 2000. Mr. Allen has also served as Clinical Infusion Director for Dougherty's Homecare Infusion, a division of Dougherty's Pharmacy since March 1997. From 1991 to 1997, Mr. Allen was a past pharmacy director of Option Care, a nationally based home infusion company. Prior to that time, he owned and served as the chief executive officer of North Star Pharmacy, Inc. Mr. Allen has twenty-five years experience in retail and home infusion pharmacy. Mr. Allen has served as founding director of Texas Heritage Savings & Loan, Rowlett, Texas and director of First Federal Savings Bank, Denton, Texas and presently serves on the board of directors of Jefferson Heritage Bank, St. Louis, Missouri.

     William D. Breedlove - Age 60, has served as a director of our company since November 28, 2000. Mr. Breedlove is president of HBW Investments, Inc. an investment firm. Prior to the formation of HBW Investments in 1996, Mr. Breedlove was Chairman, managing director and co-founder of Breedlove Wesneski & Co., a private merchant banking firm formed as Breedlove and Associates in 1985. From 1984 to 1989, Mr. Breedlove also served as president and director of Equus Capital Corporation, the corporate general partner of three public and private limited partnerships operating primarily as private equity management buyout funds. Mr. Breedlove has over 30 years experience in commercial and merchant banking, and served for 22 years at First National Bank in Dallas, the last three of which he served as Chairman and CEO of the lead bank and vice Chairman of InterFirst Corporation. Mr. Breedlove currently serves as a director of NCI Building Systems, Inc. an integrated manufacturer of products for the metal building industry. Mr. Breedlove has previously served as a director of several other public-held companies, including InterFirst Corporation, Texas Oil and gas Corporation, Dillard's Department Stores and Cronus Industries, Inc.

     Jon J. Gergen - Age 55, has served as a director of our company since November 28, 2000. Mr. Gergen has served as the president and chief executive officer of Spectrum Management, L.L.C., a provider of tracking, location, recovery and safety/security services and products, since November of 1999.
In 1996, Mr. Gergen also founded and continues to serve as the principal executive officer of Ross Holdings, L.L.C., a private equity management fund for various family trusts. From 1988-1995, Mr. Gergen served as a contract executive and consultant to various telecommunications and information services firms, including Teleconference Services, Inc., WestTel, Inc., American Express Information Services, Inc. and U.S. West, Inc.

Advisory Directors

     Our Bylaws provide for advisory directors. Advisory directors are entitled to attend and participate in all meetings of our Board of Directors, however, advisory directors are not entitled to vote at any meetings and do not count for purposes of determining the quorum for any meeting. On November 28, 2000, Jerry F. White was selected to serve an advisory director of our company. Mr. White is the director of the Caruth Institute of Owner-Managed business at Southern Methodist University's Cox School of Business in Dallas, Texas. Mr. White has taught courses in entrepreneurship since 1972. Mr. White is the Chairman of the Southwest Venture Forum, a bi-monthly meeting of entrepreneurs, venture investors and professionals. He is also a co-founder of the Dallas 100 Awards, an annual event which identifies and honors the 100 fastest growing, privately-held companies in Dallas, Texas. Mr. White is also an independent management consultant, specializing in growth-oriented entrepreneurial businesses. Mr. White has served on the Board of Directors for numerous companies for more than two decades and serves as an advisor to many chief executive officers. Mr. White is the co-author of The Entrepreneur's Master Planning Guide (Prentice-
Hall) and Administering the Closely-Held Company (Prentice-Hall), and has been published in the Harvard Business Review, The Journal of Small Business Management and other publications.

Compensation of Directors

     None of our directors received any compensation for service as directors during the fiscal year ended June 30, 2000.

Meetings and Committees of the Board of Directors

     During the fiscal year ended June 30, 2000, the entire Board of Directors of Park Pharmacy met nine times and each director attended at least 75% of the total of all meetings of the Board of Directors. No executive committee or audit committee meetings were held during the fiscal year.

     Executive Committee. On June 30, 2000, the Board of Directors of Park Pharmacy established an Executive Committee. The Executive Committee may exercise all authority of the Board of Directors in the management of the business and affairs of our company, except for matters that require the authorization of the entire Board of Directors. The Executive Committee typically meets weekly to review operations, capital resources, acquisition opportunities and other matters. The Executive Committee is currently comprised of Messrs. Baker, Moncrief and Park.

     Audit Committee and Report. On November 28, 2000, the Board of Directors established an Audit Committee comprised of Messrs. Breedlove and Gergen. The Board of Directors has not adopted a written charter for the Audit Committee. The duties of the Audit Committee include the making of recommendations to the Board of Directors for engaging and discharging the Company's independent auditors; reviewing the completed audit with the independent auditors regarding the conduct of the audit, accounting adjustments, recommendations for improving internal controls and any other significant findings during the audit; meeting periodically with management; monitoring accounting and financial controls; and initiating and supervising any special investigations it deems necessary. Prior to the establishment of the Audit Committee, the entire Board of Directors fulfilled the responsibilities of the Audit Committee. Set forth is the report of our Audit Committee (Board of Directors) for the most recent fiscal year:

          During the fiscal year ended June 30, 2000 and for the period thereafter while the audit for the period was completed, the Audit Committee was comprised of members of the Board of Directors who also served as the senior executive officers of our company. Therefore, there was no separate meeting with management to discuss the company's audited financial statements. The Board of Directors did discuss with the company's independent auditors the matters required to be discussed by Statement on Auditing Standards on No. 61, and received disclosures from the company's auditors regarding the auditor's independence as required by Independent Standard Board Standard No. 1. In addition, the entire Board of Directors recommended that the audited financial statements be included in the company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000.

          Members of the Board of Directors:

               /s/   Thomas R. Baker

               /s/   Jim Moncreif

               /s/   Joe B. Park

               /s/   Gwendolyn Park

               /s/   Richard M. Allen

STOCK OWNERSHIP

Beneficial Ownership of Certain Stockholders and Management

     This table shows, as of November 30, 2000, the beneficial ownership of Park Pharmacy common stock and Series A preferred stock by

     * each person known to us to be the beneficial owner of more than 5% of our common stock and/or Series A preferred stock;

     *    each director and director nominee;

     *    each executive officer named in the Summary
          Compensation Table on page 10; and

     * all directors, director nominee and executive officers as a group.

     Except as noted in the footnotes to the table, each person has sole voting and investment power over the shares shown in this table.



                           Amount and Nature of Series      Amount and Nature
                                A Preferred Stock            of Common Stock
                            Beneficially Owned (1)(2)    Beneficially Owned (1)(2)
                           ---------------------------   -------------------------
                              Number of                    Number of
                               Shares                       Shares                     Percentage
                            Beneficially   Percent of    Beneficially   Percent of   of all Voting
Name of Beneficial Owners       Owned       Class (3)        Owned       Class (3)   Securities (4)
-------------------------  --------------  -----------   ------------   ----------  ---------------
Beneficial Owners of 5% or
More of our Common or
Series A Preferred Stock:
  S. A. Hellerstein (5)                -           -      1,089,235         19.0%          3.0%
  Trustee for the Farkas
  Trusts
  1139 Delaware Street
  Denver, Colorado  80204

  Financial Investment                 -           -        363,078          6.3%          1.0%
  Partners (6)
  208 S. LaSalle Street,
  Suite 1040
  Chicago, Illinois  60604-
  1101

  Marich Investments, Ltd. (7)   100,000         3.3%       452,314          7.9%          4.0%
  821 9th Street
  Greeley, Colorado  80631

Directors and Named
Executive Officers:
  Joe B. Park (8)(9)           2,341,233        77.5%             -            -          65.2%
  Thomas R. Baker (8)            183,373         6.1%                                      5.1%
  Jim Moncrief (8)                     -           -              -            -             -
  Gwendolyn Park (8)(10)               -           -              -            -             -
  Richard M. Allen (8)                 -           -          1,000            *             *
  Michael J. Nault (8)                 -           -      1,190,000(11)     20.8%          3.3%
  James C. Rambin (12)           150,000(13)     5.0%       452,314(14)      7.9%          5.4%
                                       -           -              -            -             -
  William D. Breedlove
  Hoak Breedlove Wesenski & Co.
  13355 Noel Road
  Dallas, TX  75240
                                       -           -              -            -             -
  Jon J. Gergen
  Spectrum Management
  2545 Tarpley Road
  Carrollton, TX  75006
                                       -           -              -            -             -
  Jerry F. White**
  Southern Methodist
  University
  P.O. Box 750333
  Dallas, TX  75275-0333
All Executive Officers and     2,524,606        83.6%     1,191,000(11)     20.8%         73.6%
 Directors as a Group (10
 persons) (15).............


_________________
*  Less than one percent.
** Advisory Director.
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options that are presently exercisable or exercisable within 60 days of September 19, 2000 are deemed to be beneficially owned by the person holding such options for the purpose of computing the beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the beneficial ownership of any other person.
(2) Holders of common stock are entitled to one (1) vote per share. Holders of Series A preferred stock are entitled to ten
    (10) votes per share.
(3) Applicable percentage of ownership is based on 5,722,551 voting shares of common stock and 3,020,430 voting shares of Series A preferred stock outstanding on November 30, 2000.
(4)  For matters where all stockholders vote as a single class.

(5) Includes 1,089,235 shares held by the Farkas Trusts, a group of trusts of which the beneficiaries include family members of Howard L. Farkas, a former director of our company. S. A. Hellerstein serves as the Trustee of the Farkas Trusts and exercises voting and investment control over these shares. Mr. Farkas disclaimed beneficial ownership of the shares owned by the Farkas Trusts.
(6) This entity is composed of certain interests of family members of Burton W. Kanter, a former director of our company. Mr. Kanter disclaims beneficial ownership of the shares owned by this entity.
(7)  Janet M. Dickson serves as Trustee of the Marich Family
     Trust, a trust established for the beneficiaries of family members of Rudy Marich, a former officer and director of our company. Ms. Dickson exercises voting and investment control with regard to the securities.
(8) The address for each director and executive officer is 10711 Preston Road, Suite 250, Dallas, Texas 75230.
(9) Includes 2,308,733 shares of Series A preferred stock owned by Park Family Limited Partnership over which Mr. Park exercises voting and investment control.
(10) Ms. Park is the wife of Joe B. Park. Excludes shares held by Mr. Park.
(11) Does not include up to 260,000 shares of common stock that may be issued by the Company to Mr. Nault following the satisfaction of any indemnity obligations of Mr. Nault arising in connection with the Company's acquisition of MJN Enterprises from Mr. Nault in November 2000.
(12) Mr. Rambin resigned as our chief executive officer and as a director on October 19, 1999.
(13) Includes 100,000 shares held by the Rambin Family Trust over which Mr. Rambin exercises voting and investment power as Trustee of the Trust. The beneficiaries of the Rambin Family Trust are Ronald E. Rambin, J. Steven Rambin, and Michael C. Rambin, each of whom are sons of Mr. James C. Rambin.
(14) Includes 453,314 shares held by the Rambin Family Trust over which Mr. Rambin exercises voting and investment power as Trustee of the Trust. The beneficiaries of the Rambin Family Trust are Ronald E. Rambin, J. Steven Rambin, and Michael C. Rambin, each of whom are sons of Mr. James C. Rambin.
(15) Excludes shares beneficially owned by James C. Rambin, a former officer and director of our company.

     On October 19, 1999, we consummated a Stock Purchase Agreement with Park Pharmacy Corporation (a predecessor to our Company), Joe B. Park, Thomas R. Baker and David W. Frauhiger.
As a result of this transaction, Messrs. Park, Baker and Frauhiger acquired 80% of our voting stock, with Mr. Park controlling a majority of our voting stock and elected a majority of the directors of our Company. In addition, in connection with that transaction, our shareholders approved amendments to our Articles of Incorporation that authorize us to issue classes of preferred stock determined by our Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of Park Pharmacy's common stock must report their initial ownership of the common stock and Series A preferred stock, and any changes in that ownership, to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports. Based solely on our review of copies of the reports filed with the Securities and Exchange Commission and written representations of our directors and executive officers,
(i) Mr. Joe B. Park failed to timely report three changes in his ownership relating to his receipt of shares in connection with our acquisition of Dougherty's Pharmacy, Inc. and Rx-Pro.Com, Inc., and his conveyance of shares held by him personally to a family limited partnership; (ii) Ms. Gwendolyn L. Park failed to report two changes in ownership relating to her indirect ownership of shares held by Mr. Joe B. Park, (iii) Mr. Baker failed to timely report a change in his ownership relating to gifts of shares to his relatives; and (iv) Messrs. Allen, Brayton, Moncrief and Sommerhalder, each failed to timely file their initial ownership reports (although such persons did not own any shares of our stock during the fiscal year, other than Mr. Allen who received 1,000 shares of common stock during the year).

                           MANAGEMENT

Executive Officers

     Below are the names and ages of the executive officers of Park Pharmacy as of November 30, 2000 and a brief description of their prior experience and qualifications.

     Joe B. Park - Mr. Park is our Chairman of the Board and
President of Dougherty's Pharmacy, one of our subsidiaries. See biography of Mr. Park on page 4.

     Thomas R. Baker - Mr. Baker is our Chief Executive Officer and President. See biography of Mr. Baker on page 4.

     Jim Moncrief - Mr. Moncrief is our Executive Vice President.
See biography of Mr. Moncrief on page 4.

     Gwendolyn Park - Ms. Park is our Secretary. See biography of Ms. Park on page 4.

     Richard M. Allen - Mr. Allen is the Chief Operating Officer of our subsidiary, Park Infusion Services, L.P. See biography of Mr. Allen on page 4.

Key Management Employees

     Set forth below are the names and ages of certain key management employees of our company and a brief description of their prior experience and qualifications.

     Joe Brayton - Age 41, has served as the Chief Operating Officer of our subsidiary, Rx-Pro.Com, Inc., since April 2000. From 1999 until joining our company, Mr. Brayton served as a consultant to Rx-Pro.Com, Inc. and was instrumental in the development of the company's Internet-based systems. From 1995 to 1999, Mr. Brayton served as senior vice president of technology for jASCorp, a pharmacy software company. Mr. Brayton is a Certified Public Accountant, Certified Management Accountant and Certified Information Systems Auditor.

     Michael J. Nault - Age 34, has served as the President of our subsidiary, MJN Enterprises, Inc., since our acquisition of that company on November 10, 2000. Mr. Nault founded MJN Enterprises, Inc., an institutional pharmacy doing business under the name Total Health Care, in 1995 and has served as its sole shareholder and chief executive officer since its inception.

     John D. Sommerhalder - Age 35, has served as Chief Financial Officer of our subsidiary, Rx-Pro.Com, Inc., since April 2000. From 1998 to 2000, Mr. Sommerhalder served as vice president of investment banking for Hoak Breedlove Wesneski & Co., a Dallas-based investment banking firm. Prior to joining Hoak Breedlove Wesneski & Co., Mr. Sommerhalder held various positions with Andersen Consulting, Banc One Capital Partners and Bank One.

Executive Compensation

     Summary Compensation. The following table shows for the fiscal years ended June 30, 1998, 1999 and 2000, compensation awarded or paid to, or earned by, each person that served as our Chief Executive Officer during the 2000 fiscal year. None of our executive officers earned more than $100,00 in salary and bonuses during such periods.

                   Summary Compensation Table


                                                                 Long-Term
                                                               Compensation
                                    Annual Compensation           Awards
                               ----------------------------    -------------
                                                                Restricted
Name and Principal                               Other Annual      Stock        All Other
     Positions        Year     Salary    Bonus   Compensation   Awards ($)    Compensation
------------------  --------  --------  -------  ------------  -------------  ------------
Thomas R. Baker         2000  $51,923       -           -              -             -
 Chief Executive        1999        -       -           -              -             -
 Officer, President     1998        -       -           -              -             -
 and Director
                                    -
James C. Rambin (1)     2000        -       -           -         30,000(2)          -
                        1999        -       -           -              -             -
                        1998        -       -           -              -             -


___________________
(1)Mr. Rambin served as the Chief Executive Officer of Power-
   Cell, Inc., a predecessor to our company, until October 19, 1999.
(2)Represents value of 50,000 shares of Series A Preferred Stock received by Mr. Rambin as compensation in fiscal 2000.

Stock Options

     No Stock Options were granted in fiscal 2000, and there were no outstanding stock options to acquire shares of our company during our last fiscal year.

Employment Contracts and Change in Control Arrangements

     We have entered into an employment contract with Mr. Baker. Mr. Baker receives an annual base salary of $125,000 under his contract. Mr. Baker's agreement is dated August 6, 2000, and he serves at the discretion of Joe B. Park, our Chairman. His agreement provides for renewals for successive 1-year periods upon the expiration of the initial term, unless terminated at the expiration of the initial term or any renewal term upon sixty
(60) days prior written notice. His agreement provides that it may be terminated "for cause," which generally means (i) failing to perform applicable duties after written notice and thereafter failing to correct the performance within ten (10) days, (ii) engaging in conduct injurious to our company, (iii) being convicted of a felony or other crime of moral turpitude, or (iv) engaging in misconduct or dishonest conduct of a material nature that impugns an employee's reputation in the community or impairs his ability to perform duties to our company. His employment contract also contains non-solicitation and confidentiality provisions, as well as a prohibition on competitive activities during the terms of the employment contract and for a period of two years after termination.

Familial Relationships

     Joe B. Park, a Director and our Chairman and controlling shareholder, and Gwendolyn Park, a Director and our Secretary, are husband and wife. Mrs. Park received $26,880 in consideration for her services to our company during the fiscal year ended June 30, 2000.

Certain Transactions

     As a result of the Stock Purchase Agreement dated
October 19, 1999, Joe B. Park, our Chairman, became a controlling shareholder of our Company. In connection with the transaction, James C. Rambin, our former director and chief executive officer, received 50,000 shares of Series A preferred stock in satisfaction bonus arrangements approved during the 1998 fiscal year. In addition, at the closing of the agreement, the Marich Family Trust and the Rambin Family Trust, each of which owned approximately 23% of our issued and outstanding shares prior to the transaction, exchanged one million shares of our common stock for 100,000 shares of our Series A preferred stock.

     On December 21, 1999, we acquired all of the outstanding shares of Rx-Pro.Com, Inc. The shareholders of Rx-Pro.Com, Messrs. Joe B. Park, Jack R. Munn and John A. Blomgren, each served as directors of our Company at the time of the acquisition and each received 32,500 shares (for an aggregate of 97,500 shares) of our Series A preferred stock. Mr. Park was also our Chairman and controlling shareholder at the time of the acquisition.

     On December 30, 1999, we acquired all of the issued and outstanding stock of Dougherty's Pharmacy, Inc. from the Park Family Limited Partnership. Our Chairman, Joe B. Park, and his brother J.H. Park, own 54.45% and 44.55% interests, respectively, in the partnership. Mr. Joe B. Park was a director and the controlling shareholder and Chairman of our Company at the time, and the partnership received 45,000 shares of our Series A preferred stock in that transaction.

                             ITEM 2.
   RE-INCORPORATION OF PARK PHARMACY FROM COLORADO TO DELAWARE

General

     Your board of directors has approved and recommends that the stockholders approve the proposed merger of the company into a wholly owned subsidiary to be incorporated under the laws of the State of Delaware for the purpose of changing our state of incorporation from the State of Colorado to the State of Delaware. We believe that this redomestication will result in significant advantages as more fully described below. In this discussion, the terms "company" or "Park Pharmacy-Colorado" refer to the existing Colorado corporation and the term "Park Pharmacy-Delaware" refers to the new Delaware corporation which is the proposed successor to Park Pharmacy-Colorado.

     The following discussion summarizes certain aspects of our proposed redomestication into the State of Delaware. This summary is not intended to be complete and is subject to, and qualified in its entirety by, reference to the following:

     *    the Certificate of Incorporation of Park Pharmacy-
          Delaware, a copy of which is attached as Exhibit A to this Proxy Statement;

     * the Bylaws of Park Pharmacy-Delaware, a copy of which is attached as Exhibit B to this Proxy Statement;

     * the Agreement and Plan of Merger, a copy of which is attached as Exhibit C to this Proxy Statement;

     *    the "Comparison of Colorado and Delaware Corporation
          Law" attached as Exhibit D to this Proxy Statement; and

     *    the Colorado Business Corporation Act Dissenters'
          Rights Statute, a copy of which is attached as Exhibit E to this Proxy Statement.

     Copies of our current Articles of Incorporation and Bylaws are available for inspection at our principal executive offices and copies will be sent to stockholders, without charge, upon oral or written request directed to Park Pharmacy Corporation, 10711 Preston Road, Suite 250, Dallas, Texas 75230, Attention:
Corporate Secretary, (214) 692-9921.

Principal Features of the Re-incorporation and the Merger

     The re-incorporation will be effected by the merger of Park Pharmacy-Colorado with and into Park Pharmacy-Delaware, which will be incorporated under the Delaware General Corporation Law ("DGCL") for purposes of the merger. Park Pharmacy-Delaware will be the surviving corporation in the merger. The separate existence of Park Pharmacy-Colorado will cease to exist as a result of the merger.

     Upon completion of the merger, each outstanding share of common stock, par value $.0001 per share, of Park Pharmacy-Colorado will be converted into one share of common stock, $.0001 par value, of Park Pharmacy-Delaware; and each outstanding share of Series A preferred stock, par value $.001 per share, of Park Pharmacy-Colorado will be converted into one share of Series A preferred stock, $.0001 par value, of Park Pharmacy-Delaware. As a result, the existing stockholders of Park Pharmacy-

Colorado will automatically become stockholders of Park Pharmacy-Delaware. Park Pharmacy-Colorado stock certificates will be deemed to represent the same number of Park Pharmacy-Delaware shares as were represented by such Park Pharmacy-Colorado stock certificates prior to the merger.

     Our re-incorporation in Delaware will not result in any change to the daily business operations of the company or the present location of the principal executive offices in Dallas, Texas. The financial condition and results of operations of Park Pharmacy-Delaware immediately after the consummation of this transaction will be identical to that of Park Pharmacy-Colorado immediately prior to the consummation of the re-incorporation. In addition, at the effective time of the merger, the board of directors of Park Pharmacy-Delaware will consist of those persons who were directors of Park Pharmacy-Colorado immediately prior to the merger; namely, Joe B. Park, Thomas R. Baker, Jim Moncrief, Gwendolyn Park, Richard M. Allen, William D. Breedlove and Jon J. Gergen. In addition, the individuals serving as executive officers of Park Pharmacy-Colorado immediately prior to the merger will serve as executive officers of Park Pharmacy-Delaware upon the effectiveness of the merger. The company does not anticipate that any state or federal regulatory approvals will be required to effect the reincorporation.

Principal Reasons for the Re-incorporation

     As the company plans for the future, the board of directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which our governance decisions can be based. We believe that the stockholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the Corporation they own.

     For many years, the State of Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations have been initially incorporated in Delaware or have subsequently reincorporated in Delaware in a manner similar to that proposed by us. Because of Delaware's prominence as a state of incorporation for many corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing the DGCL and establishing public policies with respect to corporations incorporated in Delaware. Consequently, the DGCL is comparatively well known and understood. It is anticipated that, as in the past, the DGCL will continue to be interpreted and explained in a number of significant court decisions. We believe that re-incorporation in Delaware should provide greater predictability with respect to our corporate affairs.

     In addition, the Delaware Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major corporations in the United States and Delaware law and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that Delaware law will provide greater efficiency, predictability and flexibility in our legal affairs than presently available under Colorado law.

     We believe that the proposed re-incorporation under Delaware law will enhance our ability to attract and retain qualified directors and officers, as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the company. The law of Delaware offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. To date, we have not experienced difficulty in retaining directors or officers. However, as a result of the significant potential liability and lack of compensation associated with service as a director, we believe that the better understood, and comparatively stable, corporate environment afforded by Delaware will enable us to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment of talented and experienced directors and officers. The parameters of director and officer liability are more extensively addressed in Delaware court decisions and therefore are better defined and better understood than under Colorado law.

     We believe that Delaware law strikes an appropriate balance with respect to personal liability of directors and officers, and that the proposed re-incorporation under Delaware law will enhance our ability to recruit and retain directors and officers in the future, while providing appropriate protection for stockholders from possible abuses by directors and officers. Delaware law permits a corporation to eliminate or limit the personal liability of its directors to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director of the corporation; however, directors' personal liability is not, and can not be, eliminated under Delaware law for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit, or for violations of federal laws such as federal securities laws.

     We have not viewed the increased protections permitted under the DGCL as a reason for recommending the re-incorporation. Stockholders should note, however, that because members of the board of directors will receive the benefit of expanded indemnification provisions and limitations on liability, the board of directors may be viewed as having a personal interest in the approval of the re-incorporation at the potential expense of stockholders.

Possible Disadvantages of Re-incorporation

     The DGCL has been publicly criticized on the grounds that it does not afford minority stockholders all the same substantive rights and protections that are available under the laws of a number of other states (including Colorado). For example, if the re-incorporation is consummated, we will not be required in the future under the DGCL to obtain stockholder approval, or to grant class voting and appraisal rights, in connection with certain kinds of mergers and corporate reorganizations which under Colorado law would be subject to those requirements. For information regarding those and other material differences between the CBCA and the DGCL, see Exhibit D attached to this Proxy Statement. We believe that the advantages of the re-incorporation to the company and its stockholders outweigh its possible disadvantages.

     STOCKHOLDERS ARE STRONGLY URGED TO READ THE SUMMARY OF
CERTAIN SIGNIFICANT DIFFERENCES IN THE PROVISIONS OF THE CBCA AND
THE DGCL AFFECTING THE RIGHTS AND INTERESTS OF STOCKHOLDERS SET
FORTH IN EXHIBIT D ATTACHED TO THIS PROXY STATEMENT.

Amendment, Deferral or Termination of the Re-incorporation Merger
Agreement

     If approved by the stockholders at the Annual Meeting, it is anticipated that the re-incorporation merger will become effective at the earliest practicable date. However, the merger agreement may be amended, modified or supplemented before or after approval by the stockholders of the company; but no such amendment, modification or supplement may be made if it would have a material adverse effect upon the rights of the company's stockholders unless it has been approved by the stockholders. The merger agreement also provides that the company may terminate and abandon the merger or defer its consummation for a reasonable period, notwithstanding stockholder approval, if in the opinion of the board of directors or, in the case of deferral, of an authorized officer, such action would be in the best interests of the company and its stockholders.

Federal Income Tax Consequences of the Re-incorporation

     We believe that, for federal income tax purposes, no gain or loss will be recognized by the holders of stock of Park Pharmacy-Colorado as a result of the consummation of the re-incorporation and no gain or loss will be recognized by Park Pharmacy-Colorado or Park Pharmacy-Delaware. Each holder of stock of Park Pharmacy-Colorado will have the same tax basis in the Park Pharmacy-Delaware stock received pursuant to the re-incorporation (other than those who exercise dissenters' rights) as such stockholder had in the stock of Park Pharmacy-Colorado held immediately prior to the re-incorporation, and the stockholder's holding period with respect to the Park Pharmacy-Delaware stock will include the period during which such stockholder held the corresponding stock, so long as the stock was held as a capital asset at the time of consummation of the re-incorporation.

     ALTHOUGH IT IS NOT ANTICIPATED THAT STATE OR LOCAL INCOME TAX CONSEQUENCES TO STOCKHOLDERS WILL VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE RE-INCORPORATION UNDER STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

     We also believe that Park Pharmacy-Delaware will succeed without adjustment to the tax attributes of Park Pharmacy-Colorado. Stockholders should be aware that franchise taxes in the State of Delaware are likely to be higher than those in the State of Colorado.

     A dissenting stockholder who receives payment for his shares upon exercise of his rights of dissent may recognize gain or loss for federal income tax purposes, measured by the difference between the tax basis for his shares and the amount of the payment received. Stockholders who dissent and seek cash payment for their shares should consult with their tax advisors.

Exchange of Stock Certificates

     The conversion of shares of Park Pharmacy-Colorado common stock and Series A preferred stock into Park Pharmacy-Delaware common stock and Series A preferred stock, respectively, will occur automatically upon the completion of the merger without any action on the part of stockholders and without regard to the date certificates representing shares of common stock or Series A preferred stock, as applicable, prior to the merger are physically surrendered.

     As soon as practicable after the consummation of the merger, transmittal forms will be mailed to each holder of record of Park Pharmacy-Colorado to be used in forwarding stock certificates for surrender and exchange for certificates representing the number of shares of Park Pharmacy-Delaware capital stock such stockholder is entitled to receive as a consequence of the merger. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each stockholder should surrender the certificates representing shares of capital stock, in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the number of shares of Park Pharmacy-Delaware common stock or Series A preferred stock, as applicable, that he or she holds as a result of the merger. STOCKHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

     After the consummation of the merger, each certificate representing shares of common stock and Series A preferred stock outstanding prior to the consummation of the merger will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of that number of shares of Park Pharmacy-Delaware common stock or Series A preferred stock, as applicable, into which the shares evidenced by such certificate have been converted as a result of the consummation of the merger.

Dissenters' Rights

     Holders of shares of common stock and Series A preferred stock of Park Pharmacy-Colorado will have the right to dissent and seek the payment of "fair value" of their shares with regard to the re-incorporation proposal. Pursuant to Article 113 of the CBCA, such holders of record of Park Pharmacy-Colorado capital stock who object and who follow the procedures prescribed by
Article 113 of the CBCA will be entitled to receive a cash payment equal to the "fair value" of the shares of Park Pharmacy-Colorado capital stock held by them. Set forth below is a summary of the procedures such holders of Park Pharmacy-Colorado capital stock must follow in order to exercise their dissenters' rights under the CBCA. This summary does not purport to be complete and is qualified in its entirety by reference to Article 113 of the CBCA (a copy of which is attached to this Proxy Statement as Exhibit E) and to any amendments to, or modifications of, such provisions as may be adopted after the date hereof.

     Any such holder of shares of capital stock of Park Pharmacy-Colorado contemplating a possibility of objecting to the re-incorporation proposal (or the prior merger into Park Pharmacy-Colorado) should carefully review the text of Exhibit E (particularly the specified procedural steps required to perfect their dissenters' rights) and should consult as appropriate with such holder's legal counsel. YOUR DISSENTERS' RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF ARTICLE 113 OF THE CBCA ARE NOT FULLY AND PRECISELY SATISFIED.

     A record stockholder may assert dissenters' rights to fewer than all shares registered in his name only if he dissents with respect to all shares beneficially owned by a beneficial holder for whom he acts as nominee and notifies the company in writing of the name, address and federal taxpayer identification number of each person on whose behalf he has asserted dissenters' rights. A beneficial holder may assert dissenters' right as to shares held on his behalf only if he submits to the company the record holder's written consent to the dissent not later than the time the beneficial stockholder asserts dissenters' rights and does so with respect to all shares to which he is beneficial owner.

     Under Article 113 of the CBCA, any stockholder who desires to assert dissenters' rights shall deliver to the company before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effected and shall not vote his shares in favor of the proposed action. If the proposed corporate action is effected, the company shall deliver a written dissenters' notice to all stockholders who properly exercised their dissenters' rights within ten (10) days after the effective date of the corporate action. Such notice from company shall include, among other items, a form for demanding payment, an address where certificates representing shares of Park Pharmacy-Colorado must be deposited along with the demand for payment, and a date not less than thirty (30) days after the date of the company's delivery of the initial dissenters' notice by which the company must receive the payment demand. A stockholder who demands payment and deposits his share certificates in accordance with the terms of the company's dissenters' notice shall be entitled to receive from the company the amount that the company estimates to be the "fair value" of the shares plus accrued interest. Such payment is to be accompanied by specified financial information regarding the company, a statement of the company's estimate of the fair value of the shares and an explanation of how any accrued interest was calculated. If a dissenting stockholder disagrees with the company's calculation of the "fair value" for the shares tendered, he may notify the corporation in writing of his own estimate of fair value or reject the company's offer and demand payment of fair value of his shares. A dissenting stockholder waives his rights to contest the company's determination of "fair value" unless he notifies the company of his demand of payment of a different value in writing within thirty (30) days after the company made or offered payment for his shares.

     If a demand for payment remains unresolved, the company may commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the company does not commence a proceeding within the sixty day period, it must pay to each dissenting stockholder the amount demanded by such stockholder.

           ADOPTION OF DELAWARE CERTIFICATE PROPOSALS
                  AND DELAWARE BYLAWS PROPOSAL

     In connection with the re-incorporation, shareholders of the company are being asked to approve certain provisions of the Delaware Certificate set forth in its entirety in Exhibit A hereto that differ from the current provisions of the Colorado Articles and alter the rights currently given to shareholders under the Colorado Articles and Colorado Bylaws. The proposed provisions include (i) the reduction of the capital stock of the company from one billion shares of capital stock under the Colorado Articles to 150 million shares of capital stock under the Delaware Certificate, (ii) the reduction of the number of authorized shares of common stock from 750 million shares under the Colorado Articles to 140 million shares under the Delaware Certificate, (iii) the reduction of the number of authorized shares of preferred stock from 250 million shares under the Colorado Articles to 10 million shares under the Delaware Certificate; (iv) the limitation of officer and director liability, and the indemnification of the company's officers and directors to the fullest extent permitted by Delaware law; and
(v) a two-thirds vote of the voting power of the shareholders
(A) to amend the provisions described in (iv) above, (B) to eliminate the prohibition on actions by shareholder consent and
(C) if shareholder action is ever sought to amend the Delaware Bylaws, to amend the Delaware Bylaws. In addition, shareholders are being requested to adopt the Delaware Bylaws set forth in Exhibit B hereto. The Delaware Bylaws will eliminate any authority of shareholders to call a special meeting of the Company and will impose certain notice requirements on shareholders seeking to present proposals at annual meetings of shareholders and seeking to nominate directors. Shareholders should further be aware that following the re-incorporation, changes to the Bylaws (including changes to the provisions adopted pursuant to this Proxy Statement) may be repealed by the Board of Directors without shareholder approval. Shareholders should review the sections describing the principal provisions of the Delaware Certificate and Bylaws below and Exhibit D for a more complete summary of material differences in the rights of shareholders of Park Pharmacy-Colorado compared to the rights available to shareholders of Park Pharmacy-Delaware.

     APPROVAL AND ADOPTION OF THE RE-INCORPORATION MERGER
AGREEMENT AND THE DELAWARE ARTICLES AND BYLAWS WILL AFFECT
CERTAIN RIGHTS OF SHAREHOLDERS.

ACCORDINGLY, SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS ENTIRE
PROXY STATEMENT AND THE EXHIBITS TO THE PROXY STATEMENT BEFORE
VOTING.

               DELAWARE CERTIFICATE PROPOSAL ONE:
                   REDUCTION OF CAPITAL STOCK

General

     The Colorado Articles presently authorize one billion shares of capital stock. The Delaware Certificate authorizes 150 million shares of capital stock.

Principal Reasons for Reduction

     The Board of Directors believes that the authorization of a reduced number of capital stock is in the best interest of the company and its stockholders and believes that it is advisable to reduce the number of authorized shares to reduce the company's franchise taxes in the state of Delaware. The company believes that the proposed authorized capital stock of the company provides the company with sufficient shares for possible future transactions, such as financings, strategic alliances, acquisitions, and other uses.

Possible Disadvantages of Reduction

     If we propose to enter into a transaction at a time in which we lack the sufficient authorized capital stock to complete the transaction, we would be required to seek shareholder approval to further amend the Delaware Certificate to increase the authorized capital stock, which could result in a delay, or jeopardize the consummation, of any proposed transaction, such as a financing, strategic alliance or acquisition. Therefore, the reduction of our authorized capital stock could have possible disadvantages to the company.

    THE BOARD OF DIRECTORS HAS APPROVED DELAWARE CERTIFICATE
   PROPOSAL ONE AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS
                            PROPOSAL.

               DELAWARE CERTIFICATE PROPOSAL TWO:
                    REDUCTION OF COMMON STOCK

General

     The Colorado Articles presently authorize 750 million shares of common stock. The Delaware Certificate authorizes 140 million shares of common stock.

Principal Reasons for Reduction

     The Board of Directors believes that the authorization of a reduced number of common stock is in the best interest of the company and its stockholders and believes that it is advisable to reduce the number of authorized shares to reduce the company's franchise taxes in the state of Delaware. The company believes that the proposed authorized common stock of the company provides the company with sufficient shares for possible future transactions, such as financings, strategic alliances, acquisitions, and other uses.

Possible Disadvantages of Reduction

     If we propose to enter into a transaction at a time in which we lack the sufficient authorized common stock to complete the transaction, we would be required to seek shareholder approval to further amend the Delaware Certificate to increase the authorized common stock, which could result in a delay, or jeopardize the consummation, of any proposed transaction, such as a financing, strategic alliance or acquisition. Therefore, the reduction of our authorized common stock could have possible disadvantages to the company.

    THE BOARD OF DIRECTORS HAS APPROVED DELAWARE CERTIFICATE
   PROPOSAL TWO AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS
                            PROPOSAL.

              DELAWARE CERTIFICATE PROPOSAL THREE:
                  REDUCTION OF PREFERRED STOCK

General

     The Colorado Articles presently authorize 250 million shares of preferred stock. The Delaware Certificate authorizes 10 million shares of preferred stock. Both the Colorado Articles and the Delaware Certificate designate five million shares of preferred stock as Series A preferred stock. As a result, the number of undesignated shares of preferred stock under the Colorado Articles is 245 million, while the number of undesignated shares of preferred stock under the Delaware Certificate is five million.

Principal Reasons for Reduction

     The Board of Directors believes that the authorization of a reduced number of preferred stock is in the best interest of the company and its stockholders and believes that it is advisable to reduce the number of authorized shares to reduce the company's franchise taxes in the state of Delaware. The company believes that the proposed authorized preferred stock of the company provides the company with sufficient shares for possible future transactions, such as financings, strategic alliances, acquisitions, and other uses.

Possible Disadvantages of Reduction

     If we propose to enter into a transaction at a time in which we lack the sufficient authorized preferred stock to complete the transaction, we would be required to seek shareholder approval to further amend the Delaware Certificate to increase the authorized preferred stock, which could result in a delay, or jeopardize the consummation, of any proposed transaction, such as a financing, strategic alliance or acquisition. Therefore, the reduction of our authorized preferred stock could have possible disadvantages to the company.

    THE BOARD OF DIRECTORS HAS APPROVED DELAWARE CERTIFICATE
  PROPOSAL THREE AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS
                            PROPOSAL.

               DELAWARE CERTIFICATE PROPOSAL FOUR:
 LIABILITY LIMITATION; INDEMNIFICATION OF OFFICERS AND DIRECTORS

General

     The Delaware Certificate would, to the fullest extent permitted under applicable law as from time to time in effect,
(i) limit the liability of the company's directors and
(ii) require indemnification (including advancement of expenses) of the company's directors and officers and, at the option of the Board of Directors in any particular case, the company's employees and agents.

Reason for Proposal

     The Board of Directors believes that this proposal is desirable in order for the company to be able to continue to attract and retain responsible individuals to serve as its directors and officers, in light of the present difficult environment in which such persons, particularly directors, must serve. In recent years, investigations, claims, actions, suits or proceedings (including derivative actions) seeking to impose liability on directors and officers of corporations have become increasingly common. Such proceedings can be extremely expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general, it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if immaterial to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual director or officer defendants. As a result, an individual may conclude that potential exposure to the costs and risks of proceedings in which he or she may become involved may exceed any benefit to him or her from serving as a director or officer of a corporation.

Possible Disadvantages

     The proposed provision will have the effect of limiting the liability of directors of the Company and expanding the scope of actions for which the company indemnifies its directors and officers. The proposed provision will also permit the Board of Directors to extend such indemnification benefits to the company's employees and agents. The expansion or extension of such benefits may result in additional expenses to the company than presently provided for under the company's Colorado Articles and Colorado Bylaws.

    THE BOARD OF DIRECTORS HAS APPROVED DELAWARE CERTIFICATE
  PROPOSAL FOUR AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS
                            PROPOSAL.

               DELAWARE CERTIFICATE PROPOSAL FIVE:
      SUPER-MAJORITY VOTING REQUIREMENTS TO AMEND OR REPEAL
CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION OR BYLAWS

General

     The Delaware Certificate requires the affirmative vote of at least 66-2/3% of the outstanding voting power of the company to amend, repeal or adopt (i) any provision inconsistent with either Delaware Certificate Proposal Four (Liability Limitation and Indemnification); (ii) any provision of the Delaware Certificate eliminating the ability of stockholders to act without a meeting (by written consent); or (iii) the Bylaws, if stockholder action is sought to amend or repeal the Bylaws.

Reason for Proposal

     Under the DGCL, amendments to the Certificate of Incorporation would generally require the approval of the holders of a majority of the outstanding votes entitled to vote thereon, but the law also permits a corporation to include provisions in its charter documents that require a greater vote than the vote otherwise required by law for any corporate action. The requirement of an increased shareholder vote is designed to prevent a person holding or controlling a majority, but less than 66-2/3% of the outstanding votes of the company from avoiding the requirements of the proposed amendments by simply repealing them. Further, the Board of Directors of the company deems it advisable and in the best interests of the company and its shareholders to provide that the company's Bylaws may not be amended by the shareholders unless such action is approved by the affirmative vote of the holders of not less than 66-2/3% of the voting power of all shares of stock of the company entitled to vote thereon. The Bylaws may still be amended without shareholder approval by the Board of Directors consistent with the provisions of applicable Delaware law and the express permission given in the Delaware Certificate.

Possible Disadvantages

     The super-majority voting requirement for certain amendments to the Delaware Certificate or the Delaware Bylaws may deter potential acquisitions of the company in transactions that are not approved by or negotiated with the Board. Further, these provisions also make it more difficult for shareholders to repeal the indemnification benefits extended to the company's directors and officers.

    THE BOARD OF DIRECTORS HAS APPROVED DELAWARE CERTIFICATE
  PROPOSAL FIVE AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS
                            PROPOSAL.

                    DELAWARE BYLAWS PROPOSAL

     In connection with the re-incorporation and the adoption of the Delaware Certificate, shareholders are also being asked to approve the Delaware Bylaws, a copy of which is attached as Exhibit B. While the Delaware Bylaws contain many of the same provisions in the Bylaws of Park Pharmacy-Colorado, the indemnification provisions, among others, differ in the respects set forth below. In addition, shareholders should be aware that following the re-incorporation, the Bylaws of Park Pharmacy-Delaware may be further amended by the Board of Directors of the company, without the need for further shareholder action.

Indemnification of Directors and Officers

     The Colorado Bylaws provide for indemnification of directors or officers only if required by law, individual contract, or at the sole discretion of the company. In contrast, the Delaware Bylaws indemnify the directors and officers if such persons acted in good faith and reasonably believed their actions were not opposed to the best interests of the Company. Under the Delaware Bylaws, the directors or the shareholders may determine if indemnification is proper.

Expenses of Contested Indemnification Claims

     The Delaware Bylaws include an extra provision stating that if a claim is not paid in full by the company within thirty (30) days after a written claim has been received by the company, the claimant may at any time thereafter bring suit against the company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such a claim.

     THE BOARD OF DIRECTORS HAS APPROVED THE DELAWARE BYLAWS
PROPOSAL AND RECOMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                       INTERESTED PARTIES

     Except as described above with regard to potential benefits to be received by the officers and directors of the company arising from the liability limitation and indemnification provisions under the DGCL, no director or executive officer of the company has any interest, direct or indirect, in the merger, the proposed re-incorporation, or the Certificate/Bylaws Proposals, other than any interest arising from the ownership of securities in the company.

                             ITEM 3.
 APPROVAL OF PARK PHARMACY CORPORATION 2000 STOCK INCENTIVE PLAN

     On September 19, 2000, the Board of Directors adopted, subject to stockholder approval, the 2000 Stock Incentive Plan of Park Pharmacy Corporation, the text of which is attached as Exhibit F to this Proxy Statement. Unless the 2000 Stock Incentive Plan is approved by the stockholders on or before September 18, 2001, it and all awards granted pursuant thereto will, under the terms of the plan, be null and void. The material features of the 2000 Stock Incentive Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 2000 Stock Incentive Plan. Stockholders are urged to read the 2000 Stock Incentive Plan in its entirety.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE
PROPOSAL TO APPROVE THE 2000 STOCK INCENTIVE PLAN.

Purpose

     The purpose of the 2000 Stock Incentive Plan is to promote the interests of the company (including its subsidiaries) and its stockholders by using investment interests in the company to attract, retain and motivate its management and other persons, including officers, directors, key employees and certain consultants, to encourage and reward such persons' contributions to the performance of the company and to align their interests with the interests of the company's stockholders. In furtherance of this purpose, the 2000 Stock Incentive Plan authorizes the granting of the following types of stock-based awards (each, an "Award"):

     *    stock options;

     *    restricted stock awards;

     *    unrestricted stock awards; and

     *    performance stock awards.

     Each of these types of Awards is described below under "Awards."

     A total of 8,659,465 shares of common stock (subject to adjustment as described below) are reserved for issuance under the 2000 Stock Incentive Plan. Shares of common stock issued under the 2000 Stock Incentive Plan may be authorized but unissued shares, or shares reacquired by the company, including shares purchased on the open market. The unexercised, unearned or yet-to-be acquired portions of any Award that expire, terminate or are canceled, and shares of common stock issued pursuant to Awards under the 2000 Stock Incentive Plan that are reacquired by the company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards.

     Nothing in the 2000 Stock Incentive Plan or in any Award granted pursuant to it confers upon any participant any right to continue in the employ of the company or to interfere in any way with the right of the company to terminate the employment of any person at any time.

     The holder of an Award granted pursuant to the 2000 Stock
Incentive Plan does not have any of the rights or privileges of a stockholder, except with respect to shares that have actually been issued. Stockholders are urged to read the 2000 Stock
Incentive Plan in its entirety.

Administration

     The 2000 Stock Incentive Plan is administered by the Stock Plan Committee of the Board of Directors, which must be comprised of at least two non-employee directors, unless the board elects to opt-out of this committee requirement. The Stock Plan Committee may, but is not required to, be the same as the Compensation Committee of the Board. The Stock Plan Committee currently consists of Messrs. Breedlove and Gergen. The Stock Plan Committee has full authority, in its discretion, to:

     *    select the persons to whom Awards will be granted;

     *    grant Awards under the 2000 Stock Incentive Plan;

     * determine the number of shares to be covered by each Award;

     * determine the nature, amount, pricing, timing and other terms of the Award;

     * interpret, construe and implement the provisions of the 2000 Stock Incentive Plan (including the authority to adopt rules and regulations for carrying out the purposes of the plan); and

     *    terminate, modify or amend the 2000 Stock Incentive
          Plan.

Eligibility

     Key employees (including employees who are also directors or officers), directors and certain consultants of the company are eligible to be granted Awards under the 2000 Stock Incentive Plan at the discretion of the Stock Plan Committee. In determining the eligibility of any employee, as well as in determining the number of shares to be covered by an Award and the type or types of Awards to be made, the Stock Plan Committee may consider:

     * the position, responsibilities and importance of the participant to the company; and

     * such other factors as the Stock Plan Committee deems relevant.

Awards

     Stock Options. Incentive stock options and non-qualified stock options may be granted for such number of shares of common stock as the Stock Plan Committee determines, except that the maximum number of incentive options that may be granted under the plan may not exceed four million shares, and no participant may be granted options to acquire more than two million shares of common stock in any one calendar year.

     The exercise price for each stock option is determined by the Stock Plan Committee. Stock options must have an exercise price of at least 100% (or at least 110% in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock) of the fair market value of the common stock on the date the stock option is granted. Under the 2000 Stock Incentive Plan, fair market value of the common stock for a particular date is generally the average of the closing bid and asked prices per share for the stock as quoted the OTC Bulletin Board on such date.

     No stock option may be exercised after the expiration of ten years from the date of grant (or five years in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock). Pursuant to the 2000 Stock Incentive Plan, the aggregate fair market value of the common stock for which one or more incentive stock options granted to any participant may for the first time become exercisable as incentive stock options under the federal tax laws during any one calendar year shall not exceed $100,000.

     A stock option may be exercised in whole or in part according to the terms of the applicable stock option agreement by delivery of written notice of exercise to the company specifying the number of shares to be purchased. The exercise price for each stock option may be paid by the participant in cash or by such other means as the Stock Plan Committee may authorize. Fractional shares are not to be issued upon exercise of a stock option.

     The Stock Plan Committee may, in its discretion, at any time after the grant of a stock option, accelerate vesting of such option as a whole or in part by increasing the number of shares then purchasable. However, the Stock Plan Committee may not increase the total number of shares subject to an option.

     Subject to the foregoing and the other provisions of the 2000 Stock Incentive Plan, stock options may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined by the Stock Plan Committee.

     Restricted Stock. Restricted stock may be awarded by the Stock Plan Committee subject to such terms, conditions and restrictions as it deems appropriate. Restrictions may include limitations on voting rights and transferability of the shares, restrictions based on the duration of employment or engagement with the company, and company or individual performance. Restricted stock may not be sold or encumbered until all restrictions are terminated or expire. In this regard, the Secretary of the company or such other escrow holder as the Stock Plan Committee may appoint shall retain physical custody of each certificate representing restricted stock until all restrictions imposed under the applicable Award agreement shall expire or be removed.

     The Stock Plan Committee may require a participant to pay the company an amount at least equal to the par value of the common stock awarded to the participant. Subject to any limitations imposed by the applicable Award agreement, from the date a participant becomes the holder of record of restricted stock, a participant has all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares.

     The 2000 Stock Incentive Plan provides that to the extent the Stock Plan Committee elects to grant an Award of restricted stock, the Award agreement applicable thereto shall, except in certain specified situations, provide the company with the right to repurchase the restricted stock then subject to restrictions immediately upon a termination of employment or engagement for any reason whatsoever at a cash price per share equal to the price paid by the participant for the restricted stock.

     Unrestricted Stock. The Stock Plan Committee may, in its discretion, grant an Award of unrestricted stock to any eligible participant, pursuant to which such participant may receive shares of common stock free of any vesting restrictions under the 2000 Stock Incentive Plan. The Stock Plan Committee may also sell shares of unrestricted stock to eligible participants at a purchase price determined in its discretion. Unrestricted stock may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

     Each participant who has made an election to receive shares of unrestricted stock will have the right to defer receipt of up to 100% of such shares in accordance with rules established by the Stock Plan Committee for that purpose and such election shall be effective on the later of six months and one day from the date of such election or the beginning of the next calendar year. The deferred unrestricted stock shall be entitled to receive dividend equivalent rights (as described below) settled in shares of common stock.

     Performance Stock Awards. The Stock Plan Committee may make performance stock awards under the 2000 Stock Incentive Plan based upon terms and conditions it deems appropriate. The Stock Plan Committee may make performance stock awards independent of or in connection with the granting of any other Award under the 2000 Stock Incentive Plan. The Stock Plan Committee, in its discretion, shall determine whether and to whom performance stock awards shall be made, the performance criteria applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares. The Stock Plan Committee may utilize any of the following performance criteria when granting performance stock awards:

     *    net income;

     *    pre-tax income;

     *    operating income;

     *    cash flow;

     *    earnings per share;

     *    return on equity;

     *    return on invested capital or assets;

     *    cost reductions or savings;

     *    funds from operations;

     * appreciation in the fair market value of the common stock;

     *    earnings before any one or more of the following:
          interest, taxes, depreciation or amortization; and

     *    such other criteria deemed appropriate by the Stock
          Plan Committee.

     A participant receiving a performance stock award shall have the rights of a stockholder only as to shares actually received by the participant and not with respect to shares subject to the Award but not actually received. At any time prior to the participant's termination of employment (or other business relationship) by the company, the Stock Plan Committee may, in its discretion, accelerate, waive or, subject to the other provisions of the 2000 Stock Incentive Plan, amend any and all performance criteria specified under any performance stock award.

Effect of Termination

     Unless provided otherwise in writing (which may be entered into at any time before or after termination of employment of the participant), in the event of the termination of a participant's engagement, all of the participant's unvested Awards shall terminate and all of the participant's unexercised Awards shall expire and become unexercisable as of the earlier of:

     * the date such Awards would have expired in accordance with their terms had the participant remained employed or otherwise engaged by the company;

     *    the date of any "just cause" dismissal;

     * one year after the participant's engagement is terminated as a result of death or permanent disability; and

     * thirty days after the participant's engagement is terminated for any other reason.

     The Stock Plan Committee may, in its discretion, designate shorter or longer periods to exercise Awards following a participant's termination of engagement; however, any shorter periods shall be effective only if provided for in the Award agreement or is otherwise consented to by the affected participant. Awards may only be claimed to the extent that installments thereof had become exercisable on or before the date of termination of the engagement. Further, the Stock Plan Committee may, in its discretion, elect to accelerate the vesting of all or any portion of any Awards that had not vested prior to the date of termination.

Non-Transferability

     No Award made under the 2000 Stock Incentive Plan may be sold, pledged or otherwise assigned in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Stock Plan Committee, pursuant to a qualified domestic relations order, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

Adjustment

     In general, the aggregate number of shares as to which Awards may be granted to participants under the 2000 Stock Incentive Plan, the number and kind of shares thereof covered by each outstanding Award, and/or the price per share thereof in each such Award will, upon a determination of the Stock Plan Committee, all be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from an increase, decrease or exchange in the outstanding shares of common stock or additional shares or new or different shares are distributed in respect of such shares of common stock, through merger, consolidation, sale or exchange of all or substantially all of the assets of the company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares.

     Fractional interests will not be issued upon any adjustments made by the Stock Plan Committee; however, the committee may, in its discretion, make a cash payment in lieu of any fractional shares of common stock issuable as a result of such adjustments.

Change in Control

     The 2000 Stock Incentive Plan provides that, in the event of a change in control of the company, outstanding Awards, whether or not vested, shall automatically terminate unless:

     * the 2000 Stock Incentive Plan is continued and the outstanding Awards assumed;

     * the outstanding Awards are substituted with new awards covering the securities of a successor entity; or

     * the Board of Directors of the company has otherwise provided for:

          * the acceleration of the vesting of the Awards and/or

          * the cancellation of the Awards and their automatic conversion into the right to receive the consideration payable to the holders of the common stock as a result of the change in control

If the Awards terminate because none of the preceding actions were provided for, then each participant shall have the right, prior to the change in control event, to exercise the participant's Awards to the fullest extent, including any installments which had not previously vested.

Amendment and Termination of the Plan

     The 2000 Stock Incentive Plan terminates on August 31, 2010. The 2000 Stock Incentive Plan provides that the Stock Plan Committee may at any time suspend, discontinue, revise or amend the plan and the plan as so revised or amended will govern all Awards granted thereunder, including those granted before such revision or amendment. The 2000 Stock Incentive Plan acknowledges, however, that no revision or amendment will function to alter, impair or diminish any rights or obligations under any Award previously granted (without the consent of the affected participants).

Federal Income Tax Consequences

     The following is a brief summary of the principal federal income tax consequences of the grant and exercise of Awards under present law. This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences. RECIPIENTS OF AWARDS ARE ADVISED TO CONSULT THEIR PERSONAL TAX ADVISORS WITH REGARD TO ALL TAX CONSEQUENCES ARISING WITH RESPECT TO THE AWARDS.

     Tax Withholding. If a distribution is made under this 2000 Stock Incentive Plan in cash, the company will withhold taxes as required by law. If an Award is satisfied in the form of shares of the common stock, then no shares may be issued unless and until arrangements satisfactory to the company have been made to satisfy any tax withholding obligations applicable with respect to such Award.

     Deductibility of Awards. Company deductions for Awards granted under the 2000 Stock Incentive Plan are limited by
Section 162(m) of the Internal Revenue Code of 1986 (the "Code") which generally limits the company's deduction for non-performance based compensation to $1.0 million per year for the company's CEO and its other four most highly compensated officers. The company has not paid any compensation to any executive officers that was not deductible by reason of the prohibition of Section 162(m).

     Incentive Stock Options. Pursuant to the 2000 Stock Incentive Plan, employees may be granted stock options which are intended to qualify as "incentive stock options" under the provisions of Section 422 of the Code. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee's taxable income for alternative minimum tax purposes.

     If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent "disqualifying disposition" (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee's tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a disqualifying disposition, the difference between the fair market value of the shares received on the date of exercise and the exercise price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee's tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on the length of time the optionee held the shares.

     If the exercise price of an incentive stock option is paid in whole or in part with shares of common stock, no income gain or loss generally will be recognized by the optionee with respect to the shares of common stock paid as the exercise price. However, if such shares of common stock were received upon the exercise of an incentive stock option, the use of those shares as payment of the exercise price will be considered a disposition for purposes of determining whether there has been a disqualifying disposition of those shares.

     Neither the company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a disqualifying disposition. If an amount is treated as compensation received by an optionee because of a disqualifying disposition, the company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

     Non-Qualified Stock Options. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a non-qualified stock option. Upon the exercise of a non-qualified stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price will be treated as compensation received by the optionee in the year of exercise. If the exercise price of a non-qualified stock option is paid in whole or in part with shares of common stock, (i) no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price, and (ii) no income, gain or loss will be recognized by the optionee with respect to the shares of common stock paid as the exercise price of the option. The fair market value of the remainder of the shares received upon exercise of the non-qualified stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the optionee on the date of exercise of the stock option. The company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

     Restricted Stock. A recipient of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided the shares are subject to restrictions (that is, they are non-transferable and subject to a substantial risk of forfeiture). However, the recipient may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the shares on the date of the Award (less the amount paid by the recipient for such shares), determined without regard to the restrictions. If the recipient does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse (less the amount paid by the recipient for such shares) will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse. The company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

     Unrestricted Stock. Any shares of common stock received pursuant to an Award of unrestricted stock will be treated as compensation income received by the recipient generally in the year in which the recipient receives such shares. In each case, the amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized (less the amount, if any, paid by the recipient for such shares). The company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

     Performance Stock Awards. A recipient of a performance stock award will not recognize any taxable income for federal income tax purposes upon receipt of the Award. Any shares of common stock received pursuant to the Award will be treated as compensation income received by the recipient generally in the year in which the recipient receives such shares of common stock. The amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized. The company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

     Other Tax Matters. The exercise by a recipient of a stock option, the lapse of restrictions on restricted stock, or the deemed earnout of performance stock awards following the occurrence of a change in control, in certain circumstances, may result in:

     (1) a 20% federal excise tax (in addition to federal income tax) to the recipient on certain payments of common stock or cash resulting from such exercise or deemed earnout of performance stock awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse; and

     (2) the loss of a compensation deduction which would otherwise be allowable to the company or one of its subsidiaries as explained above.

Awards Granted Under the 2000 Stock Incentive Plan

     Presently, approximately 100 persons would be eligible to be considered for Awards under the 2000 Stock Incentive Plan.

     It is not possible to determine the number of shares that will be awarded under the 2000 Stock Incentive Plan in the future to any particular individual. No Awards have as yet been granted under the 2000 Stock Incentive Plan.

                     INDEPENDENT ACCOUNTANTS

     Your Board of Directors has approved the engagement of Hein + Associates LLP as the company's independent public accountants for the year ended June 30, 2000.

     The Board of Directors of the company has not yet selected independent auditors to examine Park Pharmacy's financial statements for the year ending June 30, 2001. Representatives of Hein + Associates LLP, who audited the company's financial statements for the year ended June 30, 2000, are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                      SHAREHOLDER PROPOSALS

     Stockholders may present proposals for inclusion in the proxy statement for consideration at its 2001 Annual Meeting of Stockholders. Such proposals must be received by Park Pharmacy by August 14, 2001 and must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934.

           ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS

     Our Bylaws provide that stockholder proposals and director nominations by stockholders may be made in compliance with certain advance notice, informational and other applicable requirements. With respect to stockholders proposals (concerning matters other than the nomination of directors), the individual submitting the proposal must file a written notice with the secretary of Park Pharmacy at 10711 Preston Road, Suite 250, Dallas, Texas 75230 setting forth certain information about the stockholder and all persons acting in concert with him or her, including the following information:

     * a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the annual meeting;

     *    the names and addresses of the supporting stockholders;

     * the class and number of shares of our stock that are beneficially owned by such persons; and

     * any material interest of such persons in the matter presented.

     The notice must be delivered to the secretary (1) at least 90 days before any scheduled meeting or (2) if less than 100 days notice or prior public disclosure of the meeting is given, by the close of business on the 10th day following the giving of notice or the date public disclosure was made, whichever is earlier.

     A stockholder may recommend a nominee to become a director of Park Pharmacy by giving the secretary (at the address set forth above) a written notice setting forth certain information, including:

     * the name, age, business and residence address of the person intended to be nominated;

     * a representation that the nominating stockholders in fact a holder of record of Park Pharmacy common stock entitled to vote at the meeting and that he or she intends to be present at the meeting to nominate the person specified;

     * a description of all arrangements between the nominating stockholder, the nominee and other persons concerning the nomination;

     * any other information about the nominee that must be disclosed in proxy solicitations under Rule 14(a) of the Securities Exchange Act of 1934; and

     *    the nominee's written consent to serve, if elected.

     Such nominations must be made pursuant to the same advance notice requirements for stockholder proposals set forth in the preceding paragraph. Park Pharmacy's annual meetings will usually be held on the second Tuesday of December of each year. Accordingly, our 2001 annual meeting of stockholders is currently scheduled for December 11, 2001. Copies of our Bylaws are available upon written request made to the secretary of Park Pharmacy at the above address. The requirements described above do not supersede the requirements or conditions established by the Securities and Exchange Commission for stockholder proposals to be included in Park Pharmacy's proxy materials for a meeting of stockholders. The Chairman of the meeting may refuse to bring before a meeting any business not brought in compliance with applicable law and our Bylaws.


           Copies of the Annual Report on Form 10-KSB
        FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     Park Pharmacy, without charge, will provide to each stockholder, on written request, a copy of its Annual Report on Form 10-KSB, but without exhibits, required to be filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2000. Written requests for such Form 10-KSB should be directed to Ms. Gwendolyn Park, Vice President, Treasurer and Corporate Secretary, Park Pharmacy Corporation, 10711 Preston Road, Suite 250, Dallas, Texas 75230.


                              For the Board of Directors


                              Gwendolyn Park,
                              Corporate Secretary

Dallas, Texas
December __, 2000



     It is important to us that you return your proxy promptly. If you do not expect to attend the annual meeting and wish your stock to be voted, then you shall date, sign and return the accompanying proxy in the enclosed self-addressed envelope. No postage is required if mailed in the United States.

                                                        Exhibit A
                                                        ---------

                  CERTIFICATE OF INCORPORATION
                               OF
                    PARK PHARMACY CORPORATION


     FIRST:    The name of the Corporation is Park Pharmacy
Corporation (the "Corporation").

     SECOND:   The name and mailing address of the Incorporator
of the Corporation is William L. Rivers, c/o Arter & Hadden LLP,
1717 Main Street, Suite 4100, Dallas, Texas 75201.

     THIRD:    The address of its registered office in the State
of Delaware is 1209 Orange Street, in the City of Wilmington,
County of New Castle 19801. Its registered agent at such address is The Corporation Trust Company.

     FOURTH:   The purpose of the Corporation is to engage in any
lawful act or activity for which corporations may be organized under the Delaware General Corporation Law ("DGCL").

     FIFTH:    The Corporation is to have perpetual existence.

     SIXTH:    The aggregate number of shares of all classes of
stock which the corporation shall have authority to issue is One Hundred Fifty Million (150,000,000) shares, consisting of (A) One Hundred Forty Million (140,000,000) shares of common stock, par value $0.0001 per share (the "Common Stock"), and (B) Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share (the "Preferred Stock"), of which five million (5,000,000) shares of Preferred Stock are designated as Class A Preferred Stock, as further provided in part (C) below.

     The designations, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof with respect to the Common Stock and the Preferred Stock are as follows:

(A)  Common Stock.

     Each holder of the Common Stock of the Corporation shall be entitled to one vote for every share of Common Stock outstanding in his name on the books of the Corporation. Except for and subject to those rights expressly granted to the holders of the Preferred Stock or except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders including, without limitation, (i) the right to receive dividends, when and as declared by the Board of Directors out of assets legally available therefor, and (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation or otherwise, the right to receive ratably and equally with all holders of all Common Stock all the assets and funds of the Corporation remaining after the payment to the holders of the Preferred Stock of the specific amounts that they are entitled to receive upon such liquidation, dissolution or winding up of the Corporation, if any.

(B)  Preferred Stock.

     Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated in the resolution or resolutions providing for the establishment of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Except as otherwise expressly stated in the resolution or resolutions providing for the establishment of a series of Preferred Stock, any shares of

Preferred Stock that may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise expressly provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of stock for the purpose of voting by classes unless expressly provided in the resolution or resolutions providing for the establishment thereof. The Board of Directors of the Corporation is hereby expressly authorized to issue, from time to time, shares of Preferred Stock in one or more series, and, in connection with the establishment of any such series by resolution or resolutions, to determine and fix the number of shares constituting that series and the distinctive designation of that series and to determine and fix such voting powers, full or limited, or no voting powers, and such other powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, including, without limitation, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated in such resolution or resolutions, all to the fullest extent permitted by the DGCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the establishment of any series of Preferred Stock may, to the extent permitted by law, provide that such series shall be superior to, rank equally with or be junior to the Preferred Stock of any other series. Except as otherwise expressly provided in the resolution or resolutions providing for the establishment of any series of Preferred Stock, no vote of the holders of shares of Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation.

(A)  Designation of Class A Preferred Stock

     Five Million (5,000,000) shares of Preferred Stock are hereby designated as Series A Preferred, par value $0.001 per share with the following rights and preferences:

     1. Holders of the Series A Preferred Stock may convert one share of Series A Preferred Stock for ten (10) shares of Common Stock at any time after June 30, 2001, upon delivery of the preferred shares certificate duly endorsed to the offices of the Company.

     2. Holders of the Series A Preferred Stock will not be entitled to receive any dividends.

     3. In case of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the holders of Series A Preferred Stock will be entitled to receive in full out of the assets to the Company which are available for payment to shareholders, before any amount is paid or distributed among the holders of Common Stock, liquidating distributions in the amount of $10.00 per share. If, upon any liquidation, dissolution or winding up of the Company, the amount payable with respect to the Series A Preferred Stock, and any other stock ranking as to any such distribution on a parity with the Series A Preferred Stock is not paid in full, the holder of the Series A Preferred Stock, and of such other stock, will share ratably in any such distribution of assets in proportion to the full respective preferential amounts to which they are entitled.
After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Series A Preferred Stock will not be entitled to any further rights or claims to any of the remaining assets of the Company.

     4. In the event that the Corporation shall at any time subdivide or combine in a greater or lesser number of shares the outstanding shares of Common Stock, the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be proportionately increased in the case of subdivision or decreased in the case of a combination, effective in either case at the close of business on the date when such subdivision or combination shall become effective.

     5. In the event that the Corporation shall be recapitalized, consolidated with or merged into any other corporation, or shall sell or convey to any other corporation all or substantially all of its property as an entirety, provision shall be made as part of the terms of such recapitalization, consolidation, merger, sale or conveyance so that any holder of Series A Preferred Stock may thereafter receive in lieu of the Common Stock otherwise issuable to him upon conversion of his Series A Preferred Stock or the same kind and amount of securities or assets as may be distributable upon such recapitalization, consolidation, merger, sale or conveyance, with respect to the Common Stock of the Company.

     6. In the event that the Corporation shall at any time pay to the holders of Common Stock a dividend in Common Stock, the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be proportionately increased, effective as the close of business on the record date for determination of the holders of Common Stock entitled to such dividend.

     7. In the event that the Company shall at any time pay any dividend or made any other distribution on its Common Stock is property, other than in cash or in Common Stock of the Corporation, then provision shall be made as part of the terms of such dividend or distributions so that the holders of any Series A Preferred Stock surrendered for conversion after the record date for determination of holders of Common Stock entitled to such dividend or distributions shall be entitled to receive the same kind and the same proportionate share of such property which he would have been entitled to receive had such Series A Preferred Stock been converted immediately prior to such record date.

     8. Such adjustments shall be made successively if more than one event listed on subdivisions, 4, 5, 6 and 7 shall occur.

     9.   The Company is not obligated to redeem the Series A
Preferred Stock.

     10. At every meeting of the stockholders of the Company, holders of Series A Preferred Stock shall be entitled to ten (10) votes for each share of Series A Preferred Stock standing in their name on the books of the Company. The Series A Preferred Stock and any other stock having voting rights shall vote together as one class.

     11. The holders of the Series A Preferred Stock have no preemptive rights.

     SEVENTH: In furtherance and not in limitation of the powers conferred on it by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

     EIGHTH: No action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

     NINTH:    No director of the Corporation shall be personally
liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director of the Corporation; PROVIDED, HOWEVER, that the foregoing is not intended to eliminate or limit the liability of a director of the Corporation for (i) any breach of a director's duty of loyalty to the Corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) a violation of Section 174 of the DGCL, or (iv) any transaction from which the director derived an improper personal benefit. If the DGCL is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. No amendment to or repeal of this Article NINTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

     TENTH:    The Corporation shall, to the fullest extent
permitted by Section 145 of the DGCL, as that Section may be amended and supplemented from time to time, indemnify any director or officer of the Corporation (and any director, trustee or officer of any corporation, business trust or other entity to whose business the Corporation shall have succeeded) which it shall have power to indemnify under that Section against any expenses, liabilities or other matter referred to in or covered by that Section. The indemnification provided for in this Article TENTH (a) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement or vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (b) shall continue as to a person who has ceased to be a director or officer and (c) shall inure to the benefit of the heirs, executors and administrators of such a person. To assure indemnification under this Article TENTH of all such persons who are determined by the Corporation or otherwise to be or to have been "Fiduciaries" of any employee benefit plan of the Corporation that may exist from time to time and that is governed by the Act of Congress entitled "Employee Retirement Income Security Act of 1974," as amended from time to time, such Section 145 shall, for the purposes of this Article, be interpreted as follows: an "other enterprise" shall be deemed to include such an employee benefit plan; the Corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the Corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to such Act of Congress shall be deemed "fines;" and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose that is not opposed to the best interests of the Corporation.

     ELEVENTH: Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least 662/3% of the voting power of the Corporation shall be required to amend or repeal Articles EIGHTH, NINTH, TENTH OR ELEVENTH of this Certificate of Incorporation or to adopt any provision inconsistent therewith. Further, the affirmative vote of at least 662/3% of the voting power of the Corporation shall be required to amend or repeal the Bylaws of the Corporation, if the stockholders of the Corporation are required by the DGCL, the Certificate of Incorporation or the Bylaws to vote thereon. Except as provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights herein conferred are granted subject to this reserved power.

     TWELFTH: Meetings of stockholders may be held within or without the State of Delaware as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated form time to time by the Board of Directors or in the Bylaws of the Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of _______, 2001, and affirm the statements contained therein as true under penalties of perjury.







                                    -----------------------------
                                    William L. Rivers
                                    Incorporator

                               A-4
                                                        Exhibit B
                                                        ---------











                             BYLAWS


                               of


                    PARK PHARMACY CORPORATION















                    adopted ___________, 2001

                             BYLAWS

                               of

                   PARK PHARMACY CORPORATION

                    (a Delaware corporation)


                           ARTICLE I

                            Offices

     SECTION 1.1. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

     SECTION 1.2. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                           ARTICLE II

                    Meetings of Stockholders

     SECTION 2.1. Annual Meetings. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such place within or without the State of Delaware, and at such hour of the day as the Board of Directors shall determine by resolution.

     SECTION 2.2. Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by order of the Chairman, or if none is appointed, the President, and shall be called by the Chairman or Secretary at the request in writing of a majority of the Board of Directors or the whole Executive Committee. Special meetings of the stockholders of the Corporation may not be called by any other person or persons. Special meetings of the stockholders shall be held at such place within or without the State of Delaware, on such date, and at such time as may be designated by the person or persons calling the meeting.

     SECTION 2.3. Notice of Meetings. Written notice of every meeting of stockholders, stating the time, place and purposes thereof, shall be given personally, by courier or by mail at least ten (10), but not more than sixty (60), days (except as otherwise provided by law) before the date of such meeting to each person who appears on the stock transfer books of the Corporation as a stockholder and who is entitled to vote at such meeting. If such notice is mailed, it shall be directed to such stockholder at his address as it appears on the stock transfer books of the Corporation.

     SECTION 2.4. Quorum. At any meeting of the stockholders the holders of a majority of the votes entitled to be cast at such meeting, present in person or represented by proxy, shall constitute a quorum for all purposes, except where otherwise provided by law or in the Certificate of Incorporation. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment, provided that any action (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     SECTION 2.5. Adjournments. If at any meeting of stockholders a quorum shall fail to attend in person or by proxy, the holders of a majority of the shares present in person or by proxy and entitled to vote at such meeting may adjourn the meeting from time to time until a quorum shall attend, and thereupon any business may be transacted which might have been transacted at the meeting as originally called. Notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, provided, however, that if the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed, notice of the adjourned date shall be given.

     SECTION 2.6. Organization. The Chairman, if one is elected, and in his absence the President, and in their absence the Vice President, shall call meetings of the stockholders to order and shall act as chairman thereof. The Secretary or an Assistant Secretary of the Corporation shall act as secretary at all meetings of the stockholders when present, and, in the absence of both, the presiding officer may appoint any person to act as secretary. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as he may deem appropriate in his discretion.

     SECTION 2.7. Voting. At each meeting of the stockholders, each holder of the shares of Common Stock shall be entitled to one vote, and each holder of other shares of capital stock shall have the number of votes set forth in the provision of the Certificate of Incorporation establishing such class, on such matter for each such share and may exercise such voting right either in person or by proxy appointed by an instrument in writing subscribed by such stockholder or his duly authorized attorney. No such proxy shall be voted or acted upon after three
(3) years from its date unless the proxy provides for a longer period. Voting need not be by ballot. All elections of directors shall be decided by a plurality vote and all questions decided and actions authorized by a majority vote, except as otherwise required by law.

     SECTION 2.8. Inspectors. At any meeting of stockholders, inspectors of election may be appointed by the presiding officer of the meeting for the purpose of opening and closing the polls, receiving and taking charge of the proxies, and receiving and counting the ballots or the vote of stockholders otherwise given. The inspectors shall be appointed by the presiding officer of the meeting, shall be sworn to faithfully perform their duties, and shall in writing certify to the returns. No candidate for election as director shall be appointed or act as inspector.

     SECTION 2.9. Stockholder List. At least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of such stockholder, shall be prepared and held open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for said ten (10) days either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     SECTION 2.10. Business to be Transacted at Meetings. At a meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a special meeting, business must be specified in the notice of the meeting (or any supplement thereto). To be properly brought before an annual meeting, business must be (a) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must, in addition to any requirements imposed by federal securities law or other laws, have given timely notice thereof in writing to the secretary of the Corporation. To be timely for an annual meeting, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, no later than ninety (90) days prior to the scheduled meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, if less than one hundred (100) days notice or prior public disclosure of the date of the scheduled meeting is given, notice by the stockholders must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which public disclosure was made. A stockholder's notice to the secretary with regard to an annual meeting shall set forth as to each matter that the stockholder proposes to bring before the meeting, (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholders supporting such proposal, (c) the class and number of shares of the Corporation that are beneficially owned by the supporting stockholders on the date of the presenting stockholders' notice and (d) any material interest of the presenting or supporting stockholders in such business. The chairman of the meeting may refuse to bring before a meeting any business not properly brought before the meeting in compliance with this section.

                          ARTICLE III

                           Directors

     SECTION 3.1. Functions and Number. The property, business and affairs of the Corporation shall be managed and controlled by a board of directors, who need not be stockholders, citizens of the United States or residents of the State of Delaware. The number of members which shall constitute the Board of Directors, excluding advisory directors, shall be such number, not less than three, determined by resolution of the Board of Directors or by the stockholders at an annual or special meeting held for that purpose, but no decrease in the Board of Directors shall have the effect of shortening the term of an incumbent director. The first Board of Directors shall consist of seven (7) members, such number to constitute the first whole Board of Directors. The use of the phrase "whole Board" herein refers to the total number of directors which the Corporation would have if there were no vacancies. Except as otherwise provided by law or in these Bylaws or in the Certificate of Incorporation, the directors shall be elected by the stockholders entitled to vote at the annual meeting of stockholders of the Corporation, and shall be elected to serve until the next annual meeting of stockholders and until their successors shall be elected and shall qualify. Advisory directors, who shall not have the power to vote on matters submitted to a vote of the board of directors, may be selected by a majority of the directors other than advisory directors and such numbers as the directors (other than the advisory directors) deem desirable. Advisory directors shall serve until such time as they resign or are removed by a majority of the directors other than advisory directors.

     SECTION 3.2. Removal. Any director may be removed, with or without cause, by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock.

     SECTION 3.3. Vacancies. Unless otherwise provided in the Certificate of Incorporation or in these Bylaws, vacancies among the directors, whether caused by resignation, death, disqualification, removal, an increase in the authorized number of directors or otherwise, may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

     SECTION 3.4. Place of Meeting. The directors may hold their meetings and may have one or more offices and keep the books of the Corporation (except as otherwise may at any time be provided by law) at such place or places within or without the State of Delaware as the Board may from time to time determine.

     SECTION 3.5. Annual Meeting. The newly elected Board may meet for the purpose of organization, the election of officers and the transaction of other business, at such time and place within or without the State of Delaware as shall be fixed as provided in Section 3.7 of this Article for special meetings of the Board of Directors.

     SECTION 3.6. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place within or without the State of Delaware as the Board of Directors shall from time to time by resolution determine and no notice of such regular meetings shall be required.

     SECTION 3.7. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by the direction of the Chairman or a majority of the directors (other than advisory directors) then in office. The Secretary or some other officer or director of the Corporation shall give notice to each director of the time and place of each special meeting either (a) by mailing the same at least five (5) days before the meeting,
(b) by delivery by personal delivery or courier the same not later than the day before the meeting, or (c) by telefaxing, e-mailing, telexing, telegraphing or telephoning the same not later than the day before the meeting, at the residence address (or e-mail address, telephone number or facsimile number) of each director or at his usual place of business. Special meetings of the Board shall be held at such place within or without the State of Delaware as shall be specified in the call for the meeting. Unless expressly required by statute, by the Certificate of Incorporation or by the Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice of a meeting.

     SECTION 3.8. Quorum. Except as otherwise provided by law or in the Certificate of Incorporation, a majority of the directors in office (other than advisory directors) shall constitute a quorum for the transaction of business. A majority of those directors (other than advisory directors) present at the time and place of any regular or special meeting, if less than a quorum be present, may adjourn from time to time without notice, until a quorum be had. The act of a majority of directors (other than advisory directors) present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation.

     SECTION 3.9. Compensation. The Board of Directors shall have the authority to fix by resolution the compensation of directors.

     SECTION 3.10. Organization. At all meetings of the Board of Directors, the Chairman, or in his absence, the President, or in his absence the Vice President if he is a member of the Board, or in their absence, a chairman chosen by the directors shall preside. The Secretary or an Assistant Secretary of the Corporation shall act as secretary at all meetings of the Board of Directors when present, and, in the absence of both, the presiding officer may appoint any person to act as secretary.

     SECTION 3.11. Telephone Meetings. Any member of the Board of Directors may participate in any meeting of such Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in any meeting pursuant to this provision shall constitute presence in person at such meeting.

     SECTION 3.12. Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or any committee thereof, may be taken without a meeting if all the members of the Board (other than advisory directors) consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board.

     SECTION 3.13. Nomination of Director Candidates. Subject to the rights of the holders of Preferred Stock or any other class of capital stock of the Corporation (other than Common

Stock) or any series of any of the foregoing that has been outstanding, nominations for the election of directors may be made by the Board of Directors, by any duly appointed committee thereof or by any stockholder entitled to vote for the election of directors. Any stockholder entitled to vote for the election of directors at any meeting may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery or by United States Mail, postage prepaid, to the Secretary of the Corporation not later than ninety (90) days prior to the scheduled meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, if less than one hundred (100) days notice or prior public disclosure of the date of the scheduled meeting is given, notice by the stockholders must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which public disclosure was made. Each such notice shall set forth: (a) the name, age, business address and residence address of the person or persons intended to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had such requirements been applicable and each nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with this section.

                           ARTICLE IV

                           Committees

     SECTION 4.1. Executive Committee. The Board of Directors, by a resolution passed by a vote of a majority of the whole Board, may appoint an Executive Committee of one or more directors, which to the extent permitted by law and in said resolution shall, during the intervals between the meetings of the Board of Directors, in all cases where special directions shall not have been given by the Board, have and exercise the powers of the Board of Directors, including those powers enumerated in these Bylaws which are not specifically reserved to the Board of Directors, in the management of the property, business and affairs of the Corporation; provided, however, that the Executive Committee shall not have any power or authority to amend the Certificate of Incorporation, to adopt any agreement of merger or consolidation, to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, to recommend to the stockholders a dissolution of the Corporation or a revocation of dissolution, to amend the Bylaws of the Corporation, to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger. The Executive Committee shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it. The Board of Directors shall appoint the Chairman of the Executive Committee. The members of the Executive Committee shall receive such compensation and fees as from time to time may be fixed by the Board of Directors.

     SECTION 4.2. Alternates and Vacancies. The Board of Directors may designate one or more directors as alternate members of the Executive Committee who may replace any absent or disqualified member at any meeting of the Executive Committee. In the absence or disqualification of a member of the Executive Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. All other vacancies in the Executive Committee shall be filled by the Board of Directors in the same manner as original appointments to such Committee.

     SECTION 4.3.   Committees to Report to Board.  The Executive
Committee shall keep regular minutes of its proceedings and all action by the Executive Committee shall be reported to the Board of Directors at its meeting next succeeding such action.

     SECTION 4.4. Procedure. The Executive Committee shall fix its own rules of procedure, and shall meet where and as provided by such rules or by resolution of the Board of Directors. The presence of a majority of the then appointed number of each committee created pursuant to this Article IV shall constitute a quorum and in every case an affirmative vote by a majority of the members of the committee present and not disqualified from voting shall be the act of the committee.

     SECTION 4.5. Other Committees. From time to time the Board of Directors by a resolution adopted by a majority of the whole Board may appoint any other committee or committees for any purpose or purposes, to the extent lawful, which shall have such powers as shall be determined and specified by the Board of Directors in the resolution of appointment.

     SECTION 4.6. Termination of Committee Membership. In the event any person shall cease to be a director of the Corporation, such person shall simultaneously therewith cease to be a member of any committee appointed by the Board of Directors, or any subcommittee thereof.

                           ARTICLE V

                            Officers

     SECTION 5.1. Executive Officers. The executive officers of the Corporation may consist of a Chairman, a President and Chief Executive Officer, one or more Vice Presidents, a Treasurer and a Secretary, all of whom shall be elected annually by the Board of Directors. Unless otherwise provided in the resolution of election, each officer shall hold office until the next annual election of directors and until his successor shall have been qualified. Any two of such offices may be held by the same person.

     SECTION 5.2. Subordinate Officers. The Board of Directors may appoint one or more Assistant Secretaries, one or more Assistant Treasurers and such other subordinate officers and agents as it may deem necessary or advisable, for such term as the Board of Directors shall fix in such appointment, who shall have such authority and perform such duties as may from time to time be prescribed by the Board.

     SECTION 5.3. Compensation. The Board of Directors shall have the power to fix the compensation of all officers, agents and employees of the Corporation, which power, as to other than elected officers, may be delegated as the Board of Directors shall determine.

     SECTION 5.4. Removal. All officers, agents and employees of the Corporation shall be subject to removal, with or without cause, at any time by affirmative vote of the majority of the whole Board of Directors whenever, in the judgment of the Board of Directors, the best interests of the Corporation will be served thereby. The power to remove agents and employees, other than officers or agents elected or appointed by the Board of Directors, may be delegated as the Board of Directors shall determine.

     SECTION 5.5. Chairman. If a Chairman is elected, he shall be chosen from among the members of the Board of Directors and shall preside at all meetings of the directors and the stockholders of the

Corporation. The Chairman shall be the chief executive officer of the Corporation and shall have the general powers and duties of supervision and management of the Corporation and shall have supervisory power over the President and all other officers of the Corporation.

     SECTION 5.6. The President. The President shall be the chief operating officer of the Corporation. The President shall, in the absence of the Chairman, preside at all meetings of the stockholders and directors at which he is present. The President shall also perform such other duties as may from time to time be assigned to him by the Chairman or the Board of Directors.

     SECTION 5.7. Vice Presidents. Each Vice President shall perform such duties and shall have such authority as from time to time may be assigned to him by the Board of Directors, the Chairman or the President.

     SECTION 5.8. The Treasurer. The Treasurer shall have the general care and custody of all the funds and securities of the Corporation which may come into his hands and shall deposit the same to the credit of the Corporation in such bank or banks or depositaries as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation, and the Treasurer shall pay out and dispose of the same under the direction of the Board of Directors. He shall have general charge of all securities of the Corporation and shall in general perform all duties incident to the position of Treasurer.

     SECTION 5.9. The Secretary. The Secretary shall keep the minutes of all proceedings of the Board of Directors and the minutes of all meetings of the stockholders and also, unless otherwise directed by such committee, the minutes of each standing committee, in books provided for that purpose, of which he shall be the custodian; he shall attend to the giving and serving of all notices for the Corporation; he shall have charge of the seal of the Corporation, of the stock certificate books and such other books and papers as the Board of Directors may direct; and he shall in general perform all the duties incident to the office of Secretary and such other duties as may be assigned to him by the Board of Directors.

     SECTION 5.10. Vacancies. All vacancies among the officers for any cause shall be filled only by the Board of Directors.

     SECTION 5.11. Bonding. The Board of Directors shall have power to require any officer or employee of the Corporation to give bond for the faithful discharge of his duties in such form and with such surety or sureties as the Board of Directors may deem advisable.

                           ARTICLE VI

                             Stock

     SECTION 6.1. Form and Execution of Certificates. The shares of stock of the Corporation shall be represented by certificates in such form as shall be approved by the Board of Directors; provided that the Board of Directors of the Corporation may provide by resolution that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation; and, notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and every holder of uncertificated shares shall be entitled to a certificate or certificates representing his shares upon delivery of a written
request therefor to the Secretary of the Corporation.   The
certificates shall be signed by both (a) the Chairman, the President or a Vice President and (b) the Treasurer or the Secretary or an Assistant Treasurer or Assistant Secretary, except that where any such certificates shall be countersigned by a transfer agent and by a registrar, the signatures of any of the officers above specified, and the seal of the

Corporation upon such certificates, may be facsimiles, engraved or printed. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of its issue.

     SECTION 6.2. Regulations. The Board of Directors may make such rules and regulations consistent with any governing statute as it may deem expedient concerning the issue, transfer and registration of certificates of stock and concerning certificates of stock issued, transferred or registered in lieu or replacement of any lost, stolen, destroyed or mutilated certificates of stock.

     SECTION 6.3. Fixing of Record Date. For the purpose of determining the stockholders entitled to notice of, and to vote at, any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a date as the record date for any such determination of stockholders, and all persons who are stockholders of record on the date so fixed, and no others, shall be entitled to notice of, and to vote at, such meeting or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock or to take any other lawful action, as the case may be. Such record date shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action, provided that any record date established by the Board of Directors may not precede the date of the resolution establishing the record date. The record date for determining stockholders entitled to consent to corporate actions in writing shall not be more than ten (10) days after the date upon which the resolution fixing the record date was adopted. If no record date is established prior to an action undertaken by consent, the record date shall be, if no action of the Board of Directors is required, the first date on which a signed written consent setting forth the action taken is delivered to the corporation. If action by the Board of Directors is required, the record date shall be the close of business on the day the board adopts the resolution taking the prior action.

     Section 6.4. Transfer Agent and Registrar. The Board of Directors may appoint a transfer agent or transfer agents and a registrar or registrars for any or all classes of the capital stock of the Corporation, and may require stock certificates of any or all classes to bear the signature of either or both.


                          ARTICLE VII

                              Seal

     SECTION 7.1. Seal. The seal of the Corporation shall be circular in form and contain the name of the Corporation, the year of its organization, and the words "CORPORATE SEAL, DELAWARE", which seal shall be in charge of the Secretary to be used as directed by the Board of Directors.

                          ARTICLE VIII

                          Fiscal Year

     SECTION 8.1.   Fiscal Year.  The fiscal year of the
Corporation shall end June 30, of each year unless otherwise fixed by resolution of the Board of Directors.

                           ARTICLE IX

                        Waiver of Notice

     SECTION 9.1. Waiver of Notice. Any person may waive any notice required to be given by law, in the Certificate of Incorporation or under these Bylaws by attendance in person, or by proxy if a stockholder, at any meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, or by a writing signed by the person or persons entitled to said notice, whether before or after the time stated in said notice, which waiver shall be deemed equivalent to such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee appointed by the Board of Directors need be specified in any written waiver of notice.

                           ARTICLE X

  Checks, Notes, Drafts, Contracts, Voting of Securities, Etc.

     SECTION 10.1. Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

     SECTION 10.2. Execution of Contracts, Deeds, Etc. The Board of Directors may authorize any officer or officers, agent or agents, in the name and on behalf of the Corporation, to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

     SECTION 10.3. Provision Regarding Conflicts of Interests. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

          (a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

          (b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

          (c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the shareholders.

     Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     SECTION 10.4. Voting of Securities Owned by the Corporation. Subject always to the specific directions of the Board of Directors, any share or shares of stock or other securities issued by any other corporation and owned or controlled by the Corporation may be voted, whether by written consent as set forth hereinbelow or at any meeting of such other corporation, by the Chairman of the Corporation, or in the absence of the Chairman, by the President of the Corporation, or in the absence of the Chairman, the President, by any Vice President of the Corporation who may be present at such meeting or available to sign such written consent. Whenever in the judgment of the Chairman, or in his absence, of the President, or in his absence, of any Vice President, it shall be desirable for the Corporation to execute a proxy or give a consent with respect to any share or shares of stock or other securities issued by any other corporation and owned by the Corporation, such proxy or consent shall be executed in the name of the Corporation by the Chairman, the President or one of the Vice Presidents of the Corporation without necessity of any authorization by the Board of Directors. Any person or persons so designated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the share or shares of stock or other securities issued by such other corporation and owned by the Corporation.

                           ARTICLE XI

                 Indemnification and Insurance

     SECTION 11.1. Third-Party Actions. The Corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director or officer of the Corporation, against expenses (including reasonable attorneys' fees), judgments, fines, liabilities, losses and amounts paid in settlement actually and reasonably incurred by him or her in connection with such proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interest of the Corporation, and, with respect to any criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     SECTION 11.2. Derivative Actions. The Corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director or officer of the Corporation, against expenses (including reasonable attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses that the court shall deem proper.

     SECTION 11.3. Right to Indemnification of Expenses. To the extent that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in Sections 11.1 and 11.2 or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including reasonable attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

     SECTION 11.4 Determination of Indemnification. Any indemnification under Sections 11.1 and 11.2 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he or she has meet the applicable standards of conduct set forth in Sections 11.1 and 11.2. Such determination shall be made (A) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (B) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (C) by the stockholders.

     SECTION 11.5 Expenses of Contested Indemnification Claims. If a claim under Section 11.1 or 11.2 is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim.

     SECTION 11.6 Advancement of Expenses. Expenses (including reasonable attorneys' fees) incurred by a director or officer in defending any proceeding or prosecuting a claim under Section
11.5 shall be paid by the Corporation in advance of the final disposition of such proceeding or suit upon receipt of a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article.

     SECTION 11.7 Indemnification Not Exclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, any other bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

     SECTION 11.8 Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

     SECTION 11.9 Employees, Agents and Others. The Corporation may, to the fullest extent of the provisions of this Article with respect to directors and officers and to the extent authorized from time to time by the Board of Directors, grant rights of indemnification and advancement of expenses to any employee or agent of the Corporation or any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

     SECTION 11.10 Contract Right. Each of the rights of indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall be a contract right and any repeal or amendment of the provisions of this Article shall not adversely affect any such right of any person existing at the time of such repeal or amendment with respect to any act or omission occurring prior to the time of such repeal or amendment, and further, shall not apply to any proceeding, irrespective of when the proceeding is initiated, arising from the service of such person prior to such repeal or amendment.

     SECTION 11.11 Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article.

     SECTION 11.12 Certain References Under Article XI. For purposes of this Article, the following references shall have the following meanings:

          (A) "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued;

          (B) "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan;

          (C) a person who acted in good faith and in a manner he or she reasonably believed to be in the best interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation;"

          (D) "other enterprises" shall include employee benefit plans;

          (E) "proceeding" shall include any pending or completed action, suit or proceeding, whether formal or informal or civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding;

          (F) "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation that imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan,

                                                        Exhibit C
                                                        ---------

                  AGREEMENT AND PLAN OF MERGER


     This AGREEMENT AND PLAN OF MERGER ("Merger Agreement") is entered into on this __ day of _________, 2000 by and between PARK PHARMACY CORPORATION., a Colorado corporation ("Park Pharmacy-Colorado") and PARK PHARMACY CORPORATION , a Delaware corporation (hereinafter referred to as "Park Pharmacy-Delaware").

RECITALS:

     WHEREAS, Park Pharmacy-Colorado is a corporation duly organized and existing under the laws of the State of Colorado;

     WHEREAS, Park Pharmacy-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and a wholly-owned subsidiary of Park Pharmacy-Colorado.

     WHEREAS, on the date hereof, the authorized capital of Park Pharmacy-Colorado consists of (A) Seven Hundred Fifty Million (750,000,000) shares of common stock, par value $.0001 per share ("Park Pharmacy-Colorado Common Stock"), of which ___ shares are issued and outstanding, and (B) Two Hundred Fifty Million (250,000,000) shares, par value $.001 per share, of which Five Million (5,000,000) of preferred stock have been designated as "Series A Preferred Stock," of which ____ shares are issued and outstanding.

     WHEREAS, on the date hereof, the authorized capital of Park Pharmacy-Delaware consists of (A) One Hundred Forty Million (140,000,000) shares of common stock, par value $.0001 per share ("Park Pharmacy-Delaware Common Stock"), of which 100 shares are issued and outstanding and (B) Ten Million (10,000,000) shares of preferred stock, par value $.001 per share, of which Five Million (5,000,000) shares have been designated as "Series A Preferred Stock," of which no shares are issued and outstanding.

     WHEREAS, the respective Boards of Directors of Park Pharmacy-Colorado and Park Pharmacy-Delaware have determined that it is advisable and in the best interests of each such corporation that Park Pharmacy-Colorado merge with and into Park Pharmacy-Delaware upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of Park Pharmacy-Colorado in the State of Delaware, and the respective Boards of Directors of Park Pharmacy-Colorado and Park Pharmacy-Delaware have, by resolutions duly adopted, approved and adopted this Merger Agreement; and

     WHEREAS, the parties intend by this Merger Agreement to effect a "reorganization" under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and agreements contained herein, the parties hereto agree as follows:

                           AGREEMENTS:

     1. Merger. At the Effective Time (as hereinafter defined), Park Pharmacy-Colorado shall be merged with and into Park Pharmacy-Delaware (the "Merger"). Park Pharmacy-Delaware shall be the surviving corporation of the Merger (hereinafter sometimes referred to as the "Surviving Corporation"), and the separate corporate existence of Park Pharmacy-Colorado shall cease. The Merger shall become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and the Secretary of State of the State of Colorado. The date and time when the Merger shall become effective is herein referred to as the "Effective Time."

     2.   Governing Documents.

          a. The Certificate of Incorporation of Park Pharmacy-Delaware as it may be amended or restated subject to applicable law, and as in effect immediately prior to the Effective Time, shall constitute the Certificate of Incorporation of the Surviving Corporation without further change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

          b. The Bylaws of Park Pharmacy-Delaware as in effect immediately prior to the Effective Time shall constitute the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

     3. Officers and Directors. At the Effective Time, the board of directors of Park Pharmacy-Delaware will consist of those persons who were directors of Park Pharmacy-Colorado immediately prior to the merger; namely Joe B. Park, Thomas R. Baker, Jim Moncrief, Gwendolyn Park, Richard M. Allen, William D. Breedlove and Jon J. Gergen. In addition, the persons serving as executive officers of Park Pharmacy-Colorado immediately prior to the Effective Time shall, after the Effective Time, be the executive officers of the Surviving Corporation, without change until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation, or respective removal in accordance with the Surviving Corporation's Certificate of Incorporation and Bylaws and applicable law.

     4. Rights, Privileges, Etc. At the Effective Time, the separate corporate existence of Park Pharmacy-Colorado shall cease, and the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public or private nature and be subject to all the restrictions, disabilities and duties of Park Pharmacy-Colorado; and all the rights, privileges, powers and franchises of Park Pharmacy-Colorado on whatever account, as well for share subscriptions and all other things in action, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectively the property of the Surviving Corporation as the same were of Park Pharmacy-Colorado, and the title to any real estate vested by deed or otherwise shall not revert or be in any way impaired by reason of the Merger, but all rights of creditor and liens upon any property of Park Pharmacy-Colorado shall be reserved unimpaired, and all debts, liabilities and duties of Park Pharmacy-Colorado shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; provided, however, that such liens upon property of Park Pharmacy-Colorado will be limited to the property affected thereby immediately prior to the Merger. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Park Pharmacy-Colorado, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation, its shareholders, Board of Directors and committees thereof, respectively, and shall be as effective and binding thereon a the same were with respect to Park Pharmacy-Colorado.
5. Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:
                               C-2

          a. Each share of Park Pharmacy-Colorado Common Stock outstanding immediately prior to the Effective Time shall, except as provided in Section 8 hereof, be converted into, and shall become, one fully paid and nonassessable share of Park Pharmacy-Delaware Common Stock.

          b. Each share of Park Pharmacy-Colorado Common Stock held in the treasury of Park Pharmacy-Colorado immediately prior to the Effective Time shall be automatically converted into one share of Park Pharmacy-Delaware Common Stock, which shares shall continue to be retained and held by Park Pharmacy-Delaware in the treasury thereof.

         c. Each share of Park Pharmacy-Colorado Series A Preferred Stock outstanding immediately prior to the Effective Time shall, except as provided in Section 8 hereof, be converted into, and shall become, one fully paid and nonassessable share of Park Pharmacy-Delaware Series A Preferred Stock.

         d. Each option, warrant, purchase right, convertible debt instrument or other security of Park Pharmacy-Colorado issued and outstanding immediately prior to the Effective Time shall be changed and converted into and shall be an identical security of Park Pharmacy-Delaware, and the same number of shares of Park Pharmacy-Delaware Common Stock shall be reserved for purposes of the exercise of such option, warrant, purchase right, convertible debt instrument or other securities as is equal to the number of shares of Park Pharmacy-Colorado Common Stock so reserved at the Effective Time.

         e. Each share of Park Pharmacy-Delaware Common Stock issued and outstanding immediately prior to the Effective Time shall be canceled and retired, and no payment shall be made with respect thereto, and such shares shall resume the status of unauthorized and unissued shares of Park Pharmacy-Delaware Common Stock.

     6. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented shares of Park Pharmacy-Colorado
Common Stock or Park Pharmacy-Colorado Series A Preferred Stock shall be deemed for all purposes to evidence ownership of, and to represent shares of, Park Pharmacy-Delaware Common Stock or Park Pharmacy-Colorado Series A Preferred Stock, as the case may be, into which the shares of Park Pharmacy-Colorado formerly represented by such certificates have been converted as herein provided. The registered owner on the books and records of Park Pharmacy-Colorado or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting or other rights with respect to and to receive any dividends and other distributions upon the shares of Park Pharmacy-Delaware Common Stock or Park Pharmacy-Colorado
Series A Preferred Stock evidenced by such outstanding certificate as above provided.

     7. Employee Benefit Plans. As of the Effective Time, the Surviving Corporation hereby assumes all obligations of Park Pharmacy-Colorado under any and all employee compensation or benefit plans in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

     8.   Dissenting Stockholders.

          a. Notwithstanding the provisions of Section 5.a. hereof, any outstanding shares of Park Pharmacy-Colorado held by a stockholder who shall have elected to dissent from the Merger and who shall have exercised and perfected his right to dissent with respect to such shares in accordance with Article 113 of the Colorado
     Business Corporation Act (a "Dissenting Stockholder") shall not be converted into shares of Park Pharmacy-Delaware as a result of the Merger, but such Dissenting Stockholders shall be entitled to receive in lieu thereof only such consideration as shall be provided in such Article 113, except that shares of Park Pharmacy-Colorado Common Stock or Park Pharmacy-Colorado Series A Preferred Stock, outstanding immediately prior to the Effective Time and held by a Dissenting Stockholder who shall thereafter withdraw his election to dissent from the Merger or lose his right to dissent from the Merger as provided in such Article 113 shall be deemed converted, as of the Effective Time, into such number of shares of Park Pharmacy-Delaware as such holder otherwise would have been entitled to receive as a result of the Merger.

          b. Park Pharmacy-Delaware hereby agrees that it may be served with process in the State of Colorado in any proceeding to enforce any obligation or the rights of a Dissenting Stockholder arising from the Merger. Park Pharmacy-Delaware appoints the Secretary of State of Colorado as its agent to accept service of process for any such proceeding and a copy of such process shall be mailed by the Secretary of State of the State of Colorado to Park Pharmacy-Delaware at 10711 Preston Road, Suite 250, Dallas, Texas 75230, Attention: Corporate Secretary.

     9. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of law principles.

     10. Amendment. Subject to applicable law and subject to the rights of Park Pharmacy-Colorado's stockholders further to approve any amendment which would have a material adverse effect on such stockholders, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

     11. Deferral or Abandonment. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned or the time of consummation of the Merger may be deferred for a reasonable time by the Board of Directors of either Park Pharmacy-Colorado or Park Pharmacy-Delaware or both, notwithstanding approval of this Merger Agreement by the stockholders of Park Pharmacy-Colorado or the stockholders of Park Pharmacy-Delaware, or both, if circumstances arise which, in the opinion of the Board of Directors of Park Pharmacy-Colorado or Park Pharmacy-Delaware or, in the case of deferral, of an authorized officer, make the Merger inadvisable or such deferral of the time of consummation thereof advisable.

     12. Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall constitute an original document but all of which together shall constitute one and the same Agreement.

     13. Further Assurances. From time to time, as and when required or requested by either Park Pharmacy-Colorado or Park Pharmacy-
Delaware, as applicable, or by its respective successors and assigns, there shall be executed and delivered on behalf of the other corporation, or by its respective successors and assigns, such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving
Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchise and authority of Park Pharmacy-Colorado and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of each corporation are fully authorized in the name and on behalf of such corporation or otherwise, to take any and all such action and to execute and deliver any and all such deeds, assignments and other instruments.

     IN WITNESS WHEREOF, Park Pharmacy-Colorado and Park Pharmacy-Delaware have caused this Merger Agreement to be signed by their respective duly authorized officers and delivered this __ day of _______, 2001.


                              Park Pharmacy Corporation
                              a Colorado corporation


                              ----------------------------------
                              By:
                              Its:


                              Park Pharmacy Corporation
                              a Delaware corporation


                              -----------------------------------
                              By:
                              Its:

                                                        Exhibit D
                                                        ---------

       COMPARISON OF COLORADO AND DELAWARE CORPORATION LAW


     The rights of the stockholders of Park Pharmacy Corporation., a Colorado corporation ("Park Pharmacy-Colorado") are governed by the Colorado Business Corporation Act ("CBCA"). The stockholders of Park Pharmacy-Colorado will become stockholders of a Delaware corporation to be formed as a wholly-owned subsidiary of Park Pharmacy-Colorado ("Park Pharmacy-Delaware") upon the consummation of the merger of Park Pharmacy-Colorado into Park Pharmacy-Delaware (the "Merger"). As stockholders of Park Pharmacy-Delaware, the stockholders' rights will differ in certain respects (in some cases materially) from those presently held under the CBCA and the Articles of Incorporation of Park Pharmacy-Colorado (the "Park Pharmacy-Colorado Articles").

     Certain differences and similarities between the rights of stockholders of Park Pharmacy-Delaware and those of Park Pharmacy-Colorado are set forth below. This summary is not intended to be relied upon as an exhaustive list of the differences or a detailed description and analysis of the provisions discussed and is qualified in its entirety by the CBCA, the Park Pharmacy-Colorado Articles, the General Corporation Law of Delaware ("DGCL") and the Certificate of Incorporation of Park Pharmacy-Delaware (the "Park Pharmacy-Delaware Certificate").


Business Combinations

     Under the DGCL, the approval by the affirmative vote of the holders of a majority of the outstanding stock of a corporation entitled to vote on the matter is required to consummate a merger or consolidation or sale, lease or exchange, of all or substantially all of a corporation's assets, unless the certificate of incorporation provides for more or less than one vote for any share, in which case a majority of the votes shall be required. No vote of stockholders of a constituent corporation surviving a merger, however, is required (unless the Corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the certificate of incorporation of the surviving corporation, (ii) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger, and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. The Park Pharmacy-Delaware Certificate does not make any provision with respect to such mergers.

     Under the CBCA, for a corporation in existence prior to June 30, 1994 (such as Park Pharmacy-Colorado), unless the articles of incorporation provide otherwise, any merger or share exchange or sale, lease, exchange or disposition of all or substantially of a corporation's assets requires the approval of 2/3 of all votes entitled to be cast on a transaction. The Park Pharmacy-Colorado Articles require the approval of only a majority of the votes for such proposals.

     The CBCA also provides that certain mergers need not be approved by the stockholders of the surviving corporation if (i) the articles of incorporation will not change in the merger, except for specified permitted amendments, (ii) no change occurs in the number, designations, preferences, limitations, and relative rights of shares held by those stockholders who were stockholders prior to the merger, (iii) the number of voting shares outstanding immediately after the merger, plus the voting shares issuable as a result of the merger, will not exceed 20% of the total number of voting shares of the surviving corporation outstanding immediately prior to the merger, or (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed 20% of the total number of participating shares outstanding immediately prior to the merger.

Dissenters' Rights

     Under the DGCL, stockholders generally have the right to demand and receive payment of the fair value of their stock in the event of a merger or consolidation; provided, however, that no dissenters' or appraisal rights are available for the shares of any class or series of stock which, at the record date for the meeting held to approve such transaction, were either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD, or held of record by more than 2,000 holders, or in the case of a merger in which the Delaware corporation is the surviving corporation, if: (i) the agreement of merger does not amend the certificate of incorporation of the surviving corporation; (ii) each share of stock of the surviving corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding share of the surviving corporation after the effective date of the merger; and (iii) the increase in the outstanding shares as a result of the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger. Notwithstanding the limitations of the previous sentence, appraisal rights are available if the stockholders receive in the merger or consolidation anything except: (i) shares of stock of the Corporation surviving or resulting from such merger or consolidation; (ii) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a National Market System security on an interdealer quotation system by the NASD or held of record by more than 2,000 holders; (iii) cash in lieu of fractional shares of the Corporations described in clause (i) or
(ii) of this sentence; or (iv) any combination of shares of stock and cash in lieu of fractional shares described in the foregoing clauses (i), (ii) and (iii) of this sentence.

     Under the CBCA, stockholders generally have the right to dissent and obtain payment of the fair value of their shares in the event of, a merger or consolidation, a share exchange or a sale or exchange of all or substantially all of the property of a corporation. Stockholders are not entitled to dissent and obtain payment of the fair value of their shares which either were listed on a national securities exchange or on the National Market System of the Nasdaq, or were held of record by more than two thousand stockholders. However, the limitation set forth in the previous sentence shall not apply if the stockholder will receive for the stockholder's shares anything except (i) shares of the corporation surviving the merger or share exchange, (ii) shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange or on the National Market System of the Nasdaq, or will be held of record by more than two thousand stockholders, (iii) cash in lieu of fractional shares; or (iv) any combination of the foregoing described shares or cash in lieu of fractional shares.

     The CBCA imposes significant duties on stockholders who wish to avail themselves of the right to demand and receive payment of the fair cash value of their stock, and any stockholder who does not satisfy these duties will not be entitled to payment for his or her shares. The stockholders of Park Pharmacy-Colorado will be entitled to exercise dissenters' rights in connection with the proposed redomestication merger.

Business Combinations With Interested Stockholders

     Section 203 of the DGCL generally prohibits any business combination (defined to include a variety of transactions, including (i) mergers and consolidations; (ii) sales or dispositions of assets having an aggregate market value equal to 10% or more of either the aggregate market value of the Corporation determined on a consolidated basis or all of the Corporation's outstanding stock; (iii) issuances or transfers of stock (except for certain pro rata and other issuances); and (iv) disproportionate benefits from the Corporation (including loans and guarantees)) between a Delaware corporation and any interested stockholder (defined generally as any person who, directly or indirectly, beneficially owns 15% or more of the outstanding voting stock of the Corporation) for a period of three years after the date on which the interested stockholder became an interested stockholder. Section 203 only applies to certain publicly held corporations that have voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on the Nasdaq Stock Market, or (iii) held of record by more than 2,000 stockholders. These restrictions were designed to discourage hostile take-over attempts of Delaware corporations by third parties. These restrictions do not apply, however, (a) if, prior to such date, the board of directors of the Corporation approved either the business combination or the transaction which resulted in such stockholder becoming an interested stockholder; (b) if, upon consummation of the transaction resulting in such stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the Corporation at the time the transaction was commenced (excluding, for the purposes of determining the number of shares outstanding, shares owned by persons who are directors and also officers and by certain employee plans of the Corporation); (c) if, on or subsequent to such date, the business combination is approved by the board of directors and the holders of at least 662/3% of the shares not involved in the transaction; or (d) under certain other circumstances.

     The CBCA contains no corresponding prohibition on business combinations with interested stockholders.

Transactions with Officers or Directors

     The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; or (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

     The CBCA has similar provisions with respect to conflicting interest transactions involving directors. A conflicting interest transaction shall not be void or voidable or be enjoined, set aside, or give rise to an award of damages or other sanctions in a proceeding by a stockholder or by or in the right of the Corporation, solely because the conflicting interest transaction involves a director of the Corporation or an entity in which a director of the Corporation is a director or officer or has a financial interest solely because the director is present at or participates in the meeting of the Corporation's board of directors or of the committee of the board of directors which authorizes, approves, or ratifies the conflicting interest transaction or solely because the director's vote is counted for such purpose if: (i) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes, approves, or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or (ii) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the stockholders entitled to vote thereon, and the conflicting interest transaction is specifically authorized, approved, or ratified in good faith by a vote of the stockholders; or (iii) the conflicting interest transaction is fair as to the Corporation.

Amendments to Certificate of Incorporation/Articles of Incorporation

     Under the DGCL, unless otherwise provided in the certificate of incorporation, a proposed amendment to the certificate of incorporation requires the affirmative vote of a majority of all shares outstanding and entitled to be cast on the matter. The holders of the outstanding shares of a class shall be entitled to vote as a class upon a proposed amendment, whether or not entitled to vote thereon by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely. The Park Pharmacy-Delaware Certificate does not provide additional requirements regarding amendments to its Certificate of Incorporation except that the affirmative vote of at least 66 2/3% of the outstanding voting power of the Corporation shall be required to amend or repeal provisions of the Park Pharmacy-Delaware Certificate dealing with (i) the limitation of liability of directors and indemnification of directors and officers and (ii) the prohibiting of stockholder actions without a meeting.

     The CBCA authorizes a corporation's board of directors to make various changes to its articles of incorporation without stockholder approval. These so called housekeeping changes include changes of the words corporation, incorporated, company or limited in the corporate name, and deletions of the names and addresses of the initial directors and of the initial registered agent or registered office. Otherwise, amendments to a corporation's articles of incorporation must be recommended to the stockholders by the board of directors or the holders of shares representing at least 10% (ten percent) of all of the votes entitled to be cast on the amendment, unless the board determines that because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the stockholders with the amendment. Such amendment then must be approved by the voting groups entitled to vote on the amendment. An amendment is approved if the votes cast within the voting group(s) favoring the action exceed the votes cast within the voting group(s) opposing the action unless a greater number of affirmative votes is required by the CBCA, the articles of incorporation, bylaws adopted by the stockholders, or the proposing board of directors or the proposing stockholders condition the effectiveness of the amendment on a greater vote.

Preemptive Rights

     Under the DGCL, a stockholder does not possess preemptive rights unless such rights are specifically granted in the certificate of incorporation. The Park Pharmacy-Delaware
Certificate does not provide for preemptive rights.

     Under the CBCA, a stockholder does not possess preemptive rights unless such rights are specifically granted in the articles of incorporation. The Park Pharmacy-Colorado Articles do not provide for preemptive rights.

Dividend Sources

     Under the DGCL, a board of directors may authorize a corporation to make distributions to its stockholders, subject to any restrictions in its certificate of incorporation, either (i) out of surplus; or (ii) if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Under the DGCL, no distribution out of net profits is permitted, however, if the Corporation's capital is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, until such deficiency has been repaired. The Park Pharmacy-Delaware Certificate does not provide additional requirements regarding the distribution of dividends.

     Under the CBCA, a board of directors may authorize a corporation to make distributions to its stockholders subject to any restrictions imposed by the articles of incorporation, provided that no distribution may be made if after giving it effect (i) the Corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the Corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the Corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. The Park Pharmacy-Colorado Articles do not provide additional requirements regarding the distribution of dividends.

Duration of Proxies

     Generally, under the DGCL, no proxy is valid for more than three years after its date unless otherwise provided in the proxy. The Park Pharmacy-Delaware Bylaws provide that no proxy shall be voted or acted upon after three years months from its date unless the proxy provides for a longer period.

     Under the CBCA, no proxy is valid for more than eleven months unless a longer period is expressly provided in the proxy.
The Park Pharmacy-Colorado Bylaws do not alter the effective period of a proxy.

Stockholder Action Without a Meeting

     Under the DGCL, unless otherwise provided in the certificate of incorporation, action requiring the vote of stockholders may be taken without a meeting, without prior notice and without a vote, by the written consent of stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and acted. The Park Pharmacy-Delaware Certificate prohibits the stockholders from acting by written consent.

     Under the CBCA, action without a meeting by stockholders may be taken only if written consents setting forth such action are signed by holders of all of the outstanding shares entitled to vote thereon. The Park Pharmacy-Colorado Bylaws prohibit shareholders from acting by written consent.

Special Stockholder Meetings

     The DGCL provides that a special meeting of stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws. The Park Pharmacy-Delaware Bylaws do not allow stockholders to call a special meeting of stockholders.

     The CBCA provides that a special meeting of stockholders may be called by the board of directors, any person or persons authorized by the articles of incorporation or bylaws, or the holders of at least 10% of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting upon one or more written demands by such holders. The Park Pharmacy-Colorado Bylaws prohibit shareholders from calling a special meeting of shareholders.

Cumulative Voting

     The DGCL permits cumulative voting for the election of directors if provided for in a corporation's certificate of incorporation. The Park Pharmacy-Delaware Certificate does not provide for cumulative voting for the election of directors.

     The CBCA permits cumulative voting for the election of directors unless otherwise provided in the Corporation's Articles of Incorporation. The Park Pharmacy-Colorado Articles provide that stockholders may not cumulate their votes in the election of directors.

Number and Election of Directors

     The DGCL permits the certificate of incorporation or the bylaws of a corporation to contain provisions governing the number and terms of directors. However, if the certificate of incorporation contains provisions fixing the number of directors, such number may not be changed without amending the certificate of incorporation. The Park Pharmacy-Delaware Certificate does not fix the number of directors. The Park Pharmacy-Delaware Bylaws provide that from time to time, the number of members of the Board of Directors (but not less than three) shall be determined by resolution of the Board of Directors or by the stockholders at an annual or special meeting held for that purpose. The Park Pharmacy-Delaware Bylaws establish the initial number of directors at seven (7).

     The DGCL permits the certificate of incorporation of a corporation, the initial bylaws or a bylaw adopted by the stockholders to provide that directors be divided into one, two or three classes. The term of office of one class of directors shall expire each year with the terms of office of no two classes expiring the same year.

     The CBCA requires that the number of persons constituting a corporation's board of directors, whether a specified number or a range of size, be fixed by or in accordance with the bylaws, provided that the number of directors shall not be less than one. The CBCA permits either the board of directors or the stockholders to amend the provision in the bylaws that establishes the number of directors, although a bylaw adopted by the stockholders fixing the size of the board might prohibit further amendment by the directors. The terms for all directors expire at the next annual meeting of the stockholders following their election unless their terms are staggered under the provisions of the CBCA. The Park Pharmacy-Colorado Bylaws provide for the number of directors to be determined by the Board of Directors, provided that such number may not be less than three (3).

Removal of Directors

     The DGCL provides that a director or directors may be removed with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors, except that (i) members of a classified board may be removed only for cause, unless the certificate of incorporation provides otherwise and (ii) in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors or of the class of directors of which such director is a part. The Park Pharmacy-Delaware Bylaws provide a director may be removed with or without cause.

     The CBCA provides that the stockholders may remove one or more directors with or without cause unless the articles of incorporation provide that the directors may be removed only for cause. If a director is elected by a voting group of stockholders, only the stockholders of that voting group may participate in the vote to remove him. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal, except that if cumulative voting is in effect, a director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against such removal. A director may be removed by the stockholders only at a meeting called for the purpose of removing him and the meeting notice shall state that the purpose or one of the purposes of the meeting is removal of a director.

Vacancies

     Under the DGCL, unless otherwise provided in the certificate of incorporation or the bylaws, vacancies on the board of directors and newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, provided that, in the case of a classified board, such vacancies and newly created directorships may be filled by a majority of the directors elected by such class, or by the sole remaining director so elected. In the case of a classified board, directors elected to fill vacancies or newly created directorships shall hold office until the next election of the class for which such directors have been chosen, and until their successors have been duly elected and qualified. In addition, if, at the time of the filling of any such vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of outstanding shares entitled to vote for such directors, summarily order an election to fill any such vacancy or newly created directorship, or replace the directors chosen by the directors then in office. Neither the Park Pharmacy-Delaware Certificate nor the Park Pharmacy-Delaware Bylaws provide additional requirements regarding vacancies of directors.

     Under the CBCA, unless the articles of incorporation provide otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the stockholders or the board of directors may fill the vacancy, except that if the directors remaining in office constitute fewer than a quorum, the board of directors may fill the vacancy by the affirmative vote of a majority of all directors remaining in office. If the vacancy was held by a director elected by a voting group of stockholders (i) if such vacancy is to be filled by the stockholders, only the holders of shares of that voting group are entitled to vote to fill such vacancy, and (ii) if such vacancy is to be filled by directors, only such directors who were elected by the same voting group are entitled to vote to fill such vacancy by the affirmative vote of a majority of such directors remaining in office.

Indemnification of Directors and Officers

     Under the DGCL, a corporation may indemnify a director, officer, employee or agent of a corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of an action brought by or in the right of a corporation, the Corporation may indemnify a director, officer, employee or agent of the Corporation against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless the court in which such action or suit was brought or the Delaware Court of Chancery determines that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper. The Park Pharmacy-Delaware Bylaws provide that such persons shall be indemnified to the fullest extent authorized by the DGCL.

     A present or former director or officer of a corporation who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL's indemnification provisions shall be indemnified by the Corporation for reasonable expenses incurred therein, including attorneys' fees. The DGCL states that any indemnification, unless ordered by a court, shall be made only upon a determination that a present or former director, officer, employee or agent has met the required standard of conduct before such person may be indemnified. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or
(2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

     Park Pharmacy-Delaware may advance reasonable expenses to a director or officer in advance of the final disposition of such proceeding or suit upon a written undertaking by or on behalf of the director or officer to repay such amount to the Corporation if it is ultimately determined that the required standard of conduct has not been met, and that he or she is not entitled to be indemnified by the Corporation. This indemnification and advancement of expenses is not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Delaware corporations may procure insurance for purposes of indemnification of directors, officers, employees or agents of the corporation.

     Under the CBCA, a corporation has the power to indemnify a director, officer, employee, fiduciary or agent made a party to a proceeding, or advance or reimburse reasonable expenses incurred in a proceeding, under any circumstances, except that no such indemnification shall be allowed on account of: (i) acts or omissions of such persons finally adjudged liable to the Corporation or (ii) any transaction with respect to which it was finally adjudged that such person derived an improper personal benefit.

     Under the CBCA, a corporation may indemnify an individual made a party to a proceeding because the individual is or was a director, officer, employee, fiduciary or agent against reasonable expenses (including counsel fees), judgments, settlements, penalties and fines incurred by him or her in connection with the proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Corporation in the case of conduct in his or her official capacity as a director, officer, employee, fiduciary or agent and in all other cases not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of an action brought by or in the right of a corporation, indemnification is limited to reasonable expenses incurred in connection with the proceeding and the Corporation may not indemnify a director, officer, employee, fiduciary or agent if the director, officer, employee, fiduciary or agent was adjudged to be liable to the Corporation. A corporation also may not indemnify a director, officer, employee, fiduciary or agent in connection with any other proceeding charging improper personal benefit to the director, officer, employee, fiduciary or agent in which the director, officer, employee, fiduciary or agent was adjudged liable on the basis that personal benefit was improperly received. A director, officer, employee, fiduciary or agent who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the director, officer, employee or agent was a party because of being a director, officer, employee, fiduciary or agent of the Corporation must be indemnified by the Corporation for reasonable expenses incurred therein in connection with the proceeding. The CBCA states that any indemnification described above in this paragraph shall be made only upon a determination that the director, officer, employee, fiduciary or agent has met the required standard of conduct before the director, officer, employee, fiduciary or agent may be indemnified. The determination shall be made (i) by a majority vote of a quorum of directors not at the time a party to the proceedings; (ii) if a quorum of directors not at the time a party to the proceedings is not obtainable, by a majority vote of a committee duly designated by the board of directors, consisting solely of two or more directors not at the time a party to the proceedings; or (iii) by independent legal counsel; or (iv) by the stockholders.

     The CBCA permits Park Pharmacy-Colorado to pay for or reimburse the reasonable expenses of a director, officer, employee, fiduciary or agent who is a party to a proceeding in advance of final disposition of the proceeding if such director, officer, employee, fiduciary or agent provides a written affirmation of his or her good faith belief that he or she meets the standard of conduct described above and a written undertaking to repay the Corporation if it is ultimately determined that the required standard of conduct has not been met. Colorado corporations may procure insurance for purposes of indemnification of directors, officers, employees, fiduciaries or agents of the Corporation.

     In addition, a director, officer, employee, fiduciary or agent of a Colorado corporation who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction.

     Park Pharmacy-Colorado's Articles provide that any person who is or was a director, officer, agent, fiduciary or employee of the Corporation shall be indemnified to the fullest extent authorized by the CBCA.

Limitation of Personal Liability of Directors

     The DGCL provides that a corporation's Certificate of Incorporation may include a provision limiting the personal liability of a director to the Corporation or its stockholders for monetary damages for breach of a fiduciary duty as a director. However, no such provision can eliminate or limit the liability of a director for (i) any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) violation of certain provisions of the DGCL; (iv) any transaction from which the director derived an improper personal benefit; or (v) any act or omission prior to the adoption of such a provision in the Certificate of Incorporation. The Park Pharmacy-Delaware Certificate provides a provision eliminating the personal liability for monetary damages of its directors to the fullest extent permitted under the DGCL.

     The CBCA provides that a corporation's articles of incorporation may include a provision that eliminates or limits the personal liability of a director to the Corporation or its stockholders for monetary damages for breach of a fiduciary duty as a director. The provision, however, may not eliminate or limit the liability of a director for acts or omissions not in good faith or that involve intentional misconduct by a director, a knowing violation of law by a director, for unlawful distributions, or for any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled. The Park Pharmacy-Colorado Articles eliminate the personal liability of its directors for money damages to the fullest extent permitted under the CBCA.

                                                        Exhibit E
                                                        ---------

               COLORADO BUSINESS CORPORATIONS ACT
                   DISSENTERS' RIGHTS STATUTE

CBCA Section 7-113-101. Definitions

For purposes of this article:

     (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

     (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

     (7) "Shareholder" means either a record shareholder or a beneficial shareholder.


CBCA Section 7-113-102. Right to dissent

     (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

          (a) Consummation of a plan of merger to which the corporation is a party if:

          (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

          (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

          (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

          (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

          (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

     (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

     (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

     (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

     (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

     (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

     (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

     (c) Cash in lieu of fractional shares; or

     (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

     (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

     (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

     (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

CBCA Section 7-113-103. Dissent by nominees and beneficial owners

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

     (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.


CBCA Section 7-113-201. Notice of dissenters' rights

     (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection
(1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

     (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).


CBCA Section 7-113-202. Notice of intent to demand payment

     (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

          (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

          (b) Not vote the shares in favor of the proposed corporate action.

     (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

     (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.


CBCA Section 7-113-203. Dissenters' notice

     (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

     (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

     (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

     (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

     (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

     (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

     (f) State the requirement contemplated in section 7-113-103
     (3), if such requirement is imposed; and

     (g) Be accompanied by a copy of this article.


CBCA Section 7-113-204. Procedure to demand payment

     (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

     (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

     (b) Deposit the shareholder's certificates for certificated shares.

     (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

     (3) Except as provided in section 7-113-207 or 7-113-209 (1)
(b), the demand for payment and deposit of certificates are irrevocable.

     (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.


CBCA Section 7-113-205. Uncertificated shares

     (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

     (2) In all other respects, the provisions of section 7-113-
204 shall be applicable to shareholders who own uncertificated shares.


CBCA Section 7-113-206. Payment

     (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

     (2) The payment made pursuant to subsection (1) of this
section shall be accompanied by:

     (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

     (b) A statement of the corporation's estimate of the fair value of the shares;

     (c) An explanation of how the interest was calculated;

     (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

     (e) A copy of this article.


CBCA Section 7-113-207. Failure to take action

     (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.


CBCA Section 7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action

     (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

     (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).


CBCA Section 7-113-209. Procedure if dissenter is dissatisfied with payment or offer

     (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under
section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

     (a) The dissenter believes that the amount paid under
     section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

     (b) The corporation fails to make payment under section 7-
     113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

     (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

     (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.


CBCA Section 7-113-301. Court action

     (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

     (2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

     (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.


CBCA Section 7-113-302. Court costs and counsel fees

     (1) The court in an appraisal proceeding commenced under
section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

     (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                                                     Exhibit F
                                                     ---------

 ==============================================================



                    PARK PHARMACY CORPORATION



                    2000 STOCK INCENTIVE PLAN















              Adopted Effective September 19, 2000















==============================================================

                        TABLE OF CONTENTS
                        -----------------

     ARTICLE 1.  PURPOSE OF PLAN.............................1
     ARTICLE 2. EFFECTIVE DATE AND TERM OF PLAN..............1
     2.1 TERM OF PLAN........................................1
     2.2 EFFECT ON AWARDS....................................1
     2.3 SHAREHOLDER APPROVAL................................1
     ARTICLE 3. SHARES SUBJECT TO PLAN.......................1
     3.1 RESERVED NUMBER OF SHARES...........................1
     3.2 SOURCE OF SHARES....................................1
     3.3 AVAILABILITY OF UNUSED SHARES.......................2
     3.4 ADJUSTMENT PROVISIONS...............................2
     3.5 SUBSTITUTE AWARDS...................................3
     ARTICLE 4.  ADMINISTRATION OF PLAN......................3
     4.1 ADMINISTERING BODY..................................3
     4.2 AUTHORITY OF ADMINISTERING BODY.....................4
     4.3 ELIGIBILITY.........................................5
     4.4 NO LIABILITY........................................5
     4.5 AMENDMENTS..........................................5
     4.6 OTHER COMPENSATION PLANS............................6
     4.7 PLAN BINDING ON SUCCESSORS..........................6
     4.8 REFERENCES TO SUCCESSOR STATUTES,
         REGULATIONS AND RULES...............................6
     4.9 ISSUANCES FOR COMPENSATION PURPOSES ONLY............6
     4.10 INVALID PROVISIONS.................................6
     4.11 GOVERNING LAW......................................7
     ARTICLE 5.  GENERAL AWARD PROVISIONS....................7
     5.1 PARTICIPATION IN THE PLAN...........................7
     5.2 AWARD AGREEMENTS....................................7
     5.3 EXERCISE OF WARDS...................................8
     5.4 PAYMENT FOR WARDS...................................8
     5.5 NO EMPLOYMENT OR OTHER CONTINUING RIGHTS............9
     5.6 RESTRICTIONS UNDER APPLICABLE LAWS AND
         REGULATIONS.........................................9
     5.7 ADDITIONAL CONDITIONS..............................10
     5.8 NO PRIVILEGES OF STOCK OWNERSHIP...................11
     5.9 TRANSFERABILITY OF AWARDS..........................11
     5.10 INFORMATION TO RECIPIENTS.........................12
     5.11 WITHHOLDINGTAXES..................................13
     5.12 LEGENDS ON COMMON STOCK CERTIFICATES..............13
     5.13 EFFECT OF TERMINATION OF EMPLOYMENT ON AWARDS -
            EMPLOYEES ONLY..................................13
     5.14 EFFECT OF TERMINATION OF ENGAGEMENT ON AWARDS -
            NON-EMPLOYEES ONLY..............................14
     5.15 TRANSFER; LEAVE OF ABSENCE........................15
     5.16 LIMITS ON AWARDS TO CERTAIN ELIGIBLE PERSONS......16
     5.17 PERFORMANCE-BASED COMPENSATION....................16
     ARTICLE 6.  STOCK OPTIONS..............................17
     6.1 NATURE OF STOCK OPTIONS............................17
     6.2 OPTION EXERCISE PRICE..............................17
     6.3 OPTION PERIOD AND VESTING..........................17
     6.4 SPECIAL PROVISIONS REGARDING INCENTIVE STOCK
          OPTIONS...........................................17
     6.5 RESTRICTIONS.......................................18
     ARTICLE 7. RESTRICTED STOCK AWARDS.....................18

                                I

     7.1 NATURE OF RESTRICTED STOCK AWARDS..................18
     7.2 RIGHTS AS STOCKHOLDERS.............................18
     7.3 RESTRICTIONS.......................................19
     7.4 FORFEITURE OR REPURCHASE OR RESTRICTED STOCK.......19
     7.5 CERTIFICATES; ESCROWS..............................19
     7.6 VESTING OF RESTRICTED STOCK........................20
     7.7 WAIVER, DEFERRAL AND REINVESTMENT OF
          DIVIDENDS.........................................20
     7.8 SECTION 83(B) ELECTION.............................20
     ARTICLE 8.  REORGANIZATIONS............................20
     8.1 CORPORATE TRANSACTIONS NOT INVOLVING A CHANGE IN
          CONTROL...........................................20
     8.2 CORPORATE TRANSACTIONS INVOLVING A CHANGE IN
          CONTROL...........................................20
     ARTICLE 9.  DEFINITIONS................... ............21

                    PARK PHARMACY CORPORATION

                    2000 STOCK INCENTIVE PLAN

     _______________________________________________________

1.   PURPOSE OF PLAN

The Company adopted this Plan to promote the interests of the Company, its Affiliated Entities and their respective stockholders by using investment interests in the Company to attract, retain and motivate management and other persons, including officers, directors, employees and certain consultants of the Company and the Affiliated Entities, to encourage and reward such persons' contributions to the performance of the Company and to align their interests with the interests of the Company's stockholders. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Article 9.

2.   EFFECTIVE DATE AND TERM OF PLAN

     2.1 Term of Plan. This Plan became effective as of the Effective Date and shall continue in effect until the Expiration
Date, at which time this Plan shall automatically terminate.

     2.2 Effect on Awards. Awards may be granted during the Plan Term, but no Awards may be granted after the Plan Term. Notwithstanding the foregoing, each Award properly granted under this Plan during the Plan Term shall remain in effect after termination of this Plan until such Award has been exercised, terminated or expired, as applicable, in accordance with its terms and the terms of this Plan.

     2.3 Shareholder Approval. This Plan must be approved by the Company's stockholders within twelve (12) months after the Effective Date. The effectiveness of any Awards granted prior to such shareholder approval shall be specifically subject to, and conditioned upon, such shareholder approval.

3.   SHARES SUBJECT TO PLAN

     3.1 Reserved Number of Shares. The maximum number of shares of Common Stock that may be issued pursuant to Options or other
Awards granted under this Plan shall be Eight Million Six Hundred
Fifty Nine Thousand Four Hundred Sixty-Five (8,659,465), subject in any case to adjustment as set forth in Section 3.4; and provided, further, that the maximum number of shares of Common
Stock that may be issued pursuant to Incentive Stock Options granted under this Plan shall be Four Million (4,000,000), subject in any case to adjustment as set forth in Section 3.4.

     3.2 Source of Shares. The Common Stock to be issued under this Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common

Stock reacquired by the Company, including without limitation, shares purchased on the open market.

    3.3 Availability of Unused Shares. Shares of Common Stock subject to and/or underlying any unexercised, unearned or yet-to-be acquired portions of any Award granted under this Plan that expire, terminate or are canceled, and shares of Common Stock issued pursuant to Awards under this Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards under this Plan. Notwithstanding the provisions of this
Section 3.3, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the IRC or any successor statute thereto.

     3.4  Adjustment Provisions.

          (a) If (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off, split-off or other distribution with respect to such shares of Common
     Stock (or any stock or securities received with respect to such Common Stock), or (ii) the value of the outstanding shares of Common Stock is reduced by reason of an extraordinary dividend payable in cash or property, an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares or securities available for issuance under this Plan, (2) the number and kind of shares or other securities that can be granted to any one individual Recipient under his or her Awards,
     (3) the number and kind of shares or other securities subject to then outstanding Awards under this Plan, and/or (4) the price for each share or other unit of any other securities subject to then outstanding Awards under this Plan.

          (b) No fractional interests will be issued under this Plan resulting from any adjustments, but the Administering Body, in its sole discretion, may make a cash payment in lieu of any fractional shares of Common Stock or other securities issuable as a result of such adjustments.

          (c) Any adjustment pursuant to this Section 3.4 shall be made by the Administering Body, in its discretion, to preserve the benefits or potential benefits intended to be made available under this Plan or with respect to any outstanding Awards or otherwise necessary to reflect any capital change or other event described in Section 3.4(a). The determination made by the Administering Body with respect to the foregoing shall be final, binding and conclusive upon all persons and entities.

          (d) The grant of Awards pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets or to engage in any other corporate transaction.

          (e) No adjustment to the terms of an Incentive Stock Option shall be made if such adjustment would cause such Incentive Stock Option to lose its status as an incentive stock option under the provisions of the IRC, unless the Administering Body determines otherwise.

     3.5 Substitute Awards. The Administering Body may grant Awards under this Plan in substitution for stock and stock-based awards held by employees of another corporation who become employees of the Company or an Affiliated Entity as a result of a merger, consolidation or other business combination of the employing corporation with the Company or an Affiliated Entity or the acquisition by the Company or an Affiliated Entity of property or stock of the employing corporation. The Administering Body may direct that the substitute Awards be granted on such terms and conditions as the Administering Body considers appropriate in the circumstances.

4.   ADMINISTRATION OF PLAN

     4.1  Administering Body.

          (a) This Plan shall be administered by the Board; provided, however, that if the Board appoints a Stock Plan Committee pursuant to Section 4.1(b) herein, this Plan shall be administered by the Stock Plan Committee, subject to the right of the Board to exercise, at any time and from time to time, any and all of the duties and responsibilities of the Stock Plan Committee as the Administering Body, including, but not limited to, establishing procedures to be followed by the Stock Plan Committee; provided further, however, that the Board shall not exercise any authority regarding matters which under applicable law, rule or regulation, including, without limitation, any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) or IRC Section 162(m), are required to be determined in the sole discretion of the Stock Plan Committee.

          (b)

          (i) The Board in its sole discretion may from time to time appoint a Stock Plan Committee of not less than two (2) Board members to administer this Plan. The Board may from time to time increase or decrease (but not below two (2)) the number of members of the Stock Plan Committee, remove from membership on the Stock Plan Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Stock Plan Committee, whether caused by removal, resignation or otherwise. The Board may disband the Stock Plan Committee at any time and thereby revest in the Board the administration of this Plan.

          (ii) Notwithstanding the foregoing provisions of
          Section 4.1(b)(i) to the contrary, so long as the Company remains an Exchange Act Registered Company and if the Company has not, by action of the Board, elected to opt out of the provisions of this Section 4.1(b)(ii), (1) the Board shall appoint the Stock

          Plan Committee, (2) this Plan shall be administered by the Stock Plan Committee and (3) each member of the Stock Plan Committee shall be a Non-employee Director, and, in addition, if Awards are to be made to persons subject to Section 162(m) of the IRC and such Awards are intended to constitute Performance-Based Compensation, then each member of the Stock Plan Committee shall, in addition to being a Non-employee Director, be an Outside Director.

          (iii) The Stock Plan Committee shall report to the Board the names of Eligible Persons granted Awards, the precise type of Award granted, the number of shares of Common Stock issuable pursuant to such Award, if any, and the terms and conditions of each such Award.

     4.2  Authority of Administering Body.

          (a) Subject to the express provisions of this Plan, the Administering Body shall have the power to interpret and construe this Plan and any agreements or other documents defining the rights and obligations of the Company or any Affiliated Entity and such Eligible Persons who have been granted Awards hereunder and thereunder, to determine all questions arising hereunder and thereunder, to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable to correct any errors, supply any omissions and reconcile any inconsistencies in this Plan and/or any Award Agreement or any other instrument relating to any Award, and to otherwise carry out the terms of this Plan and such agreements and other documents. Such interpretations and constructions by the Administering Body of any provisions of this Plan or of any Award, as well as any other decisions, actions or inactions of the Administering Body relating to this Plan, any Award or any Award Agreement, shall be within the absolute discretion of the Administering Body (subject only to the express terms of this Plan and the Award Agreement and all applicable laws, regulations and rules) shall be final, conclusive and binding upon all persons and entities.

          (b) Subject to the express provisions of this Plan, the Administering Body may from time to time, in its discretion, select the Eligible Persons to whom, and the time or times at which, such Awards shall be granted; the nature of each Award; the number of shares of Common Stock that comprise or underlie each Award; the period for the purchase or exercise of each Award, as applicable, the Performance Criteria applicable to the Award, if any, and such other terms and conditions applicable to each individual Award as the Administering Body shall determine. Subject to Section 5.16(a), the Administering Body may grant, at any time, new Awards to an Eligible Person who has previously received Awards whether such prior Awards are still outstanding, have previously been canceled, disposed of or exercised as a whole or in part, as applicable, or are canceled in connection with the issuance of new Awards. The Administering Body may grant Awards singly, in combination or in tandem with other Awards, as it determines in its discretion. Subject to
     Section 5.16(a), any and all terms and conditions of the Awards, including, without limitation, the purchase or exercise price, may be established by the Administering Body without regard to existing Awards.

          (c) Any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering
     Body or by the unanimous written consent of its members;
     provided, however, that (i) if the Administering Body is the Stock Plan Committee and consists of two (2) members, then actions of the Administering Body must be unanimous and (ii) if the Administering Body is the Board, actions taken at a meeting of the Board shall be valid if approved by directors constituting a majority of the required quorum for such meeting.

          (d) Except to the extent prohibited by applicable law, including, without limitation, the requirements applicable under IRC Section 162(m) to any Award intended to be Performance-Based Compensation, or the requirements for any Award granted to an officer of the Company or a Director to be covered by any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), or the rules of a stock exchange or automated quotation system then listing shares of Common Stock, the Administering Body may, in its discretion, allocate all or any portion of its responsibilities and powers under this Plan to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Plan to any person or persons selected by it; provided, however, that the Administering Body may not delegate its authority to correct errors, omissions or inconsistencies in this Plan. Any such authority delegated or allocated by the Administering Body under this Section 4.2(d) shall be exercised in accordance with the terms and conditions of this Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Administering Body, and any such allocation or delegation may be revoked by the Administering Body at any time.

     4.3 Eligibility. Only Eligible Persons shall be eligible to receive Awards under this Plan.

     4.4 No Liability. No member of the Board or the Stock Plan Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award, except in circumstances constituting bad faith or willful misconduct of such member.

     4.5  Amendments.

          (a) The Administering Body may, insofar as permitted by applicable law, rule or regulation, from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards hereunder, including those granted before such revision or amendment; provided, however, that, except as otherwise provided by this Plan, no such revision or amendment shall materially impair or diminish any rights or obligations under any Award previously granted under this Plan, without the written consent of the Recipient. Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including amendments to the Securities Act, Exchange Act or the IRC or any rules or regulations promulgated thereunder. No such revision or amendment of this Plan shall be made without first obtaining approval of the stockholders of the Company to the extent such approval is required by (i) applicable law, rule or regulation, or (ii) the requirements of any stock exchange or automated quotation system then listing the shares of Common Stock or any applicable requirements related to Incentive Stock Options, for exemption from IRC Section
     162(m) or the applicable requirements of Rule 16b-3.

          (b) The Administering Body may amend the terms and conditions of an Award previously granted under this Plan, including any Award Agreement, retroactively or prospectively, provided that no such amendment shall materially impair or diminish any rights or obligations of a Recipient under such Award without such Recipient's written consent. Without limiting the generality of the foregoing, the Administering Body may, in its discretion, at any time and from time to time after the grant of any Award (i) accelerate or extend the vesting or exercise period, or lapse of restrictions, applicable to any Award in whole or in part, (ii) adjust or reduce the purchase or exercise price, as applicable, of Awards held by such Recipient by cancellation of such Awards and granting of Awards at lower purchase or exercise prices or by modification, extension or renewal of such Awards, and (iii) reduce or otherwise modify the Performance Criteria applicable to any Award. In the case of Incentive Stock Options, Recipients acknowledge that extensions of the exercise period and other modifications may result in the loss of the favorable tax treatment afforded Incentive Stock Options under Section 422 of the IRC.

     4.6 Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, securities purchase, incentive or other compensation plans in effect for the Company or an Affiliated Entity, and this Plan shall not preclude the Company or an Affiliated Entity from establishing any other forms of incentive or other compensation for Employees, Directors, Consultants or others, whether or not approved by stockholders of the Company.

     4.7 Plan Binding on Successors. This Plan shall be binding upon the successors and assigns of the Company.

     4.8 References to Successor Statutes, Regulations and Rules. Any reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

     4.9 Issuances for Compensation Purposes Only. This Plan constitutes an "employee benefit plan" as defined in Rule 405 promulgated under the Securities Act. Awards to eligible Employees or Directors shall be granted for any lawful consideration, including compensation for services rendered, promissory notes or otherwise. Awards to eligible Consultants shall be granted only in exchange for bona fide services rendered by such Consultants and such services must not be in connection with the offer and sale of securities in a capital-raising transaction.

     4.10 Invalid Provisions. In the event that any provision of this Plan is found to be invalid, illegal or otherwise unenforceable under any applicable law, such invalidity, illegality or unenforceability shall not be construed as rendering any other provisions contained herein invalid, illegal or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid, illegal and unenforceable provision were not contained herein.

     4.11 Governing Law. This Plan and each Award Agreement shall be governed by and interpreted in accordance with the internal laws of the state of incorporation of the Company, as it may be from time to time, without giving effect to the principles of the conflicts of laws thereof.

5.   GENERAL AWARD PROVISIONS

     5.1  Participation in the Plan.

          (a) A person shall be eligible to receive Award grants under this Plan if, at the time of the grant of such Award, such person is an Eligible Person.

          (b) Incentive Stock Options may be granted only to Employees who, at the date of granting of such Incentive Stock Options, are Employees of the Company or a Parent Corporation or a Subsidiary Corporation, and otherwise meet the employment requirements of
     Section 422 of the IRC, or a similar statute governing Incentive Stock Options.

          (c) Notwithstanding anything to the contrary herein, the Administering Body may, in its discretion, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

     5.2  Award Agreements.

          (a) Each Award granted under this Plan shall be evidenced by an Award Agreement duly executed on behalf of the Company and by the Recipient or, in the Administering Body's discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to such Award as the Administering Body may in its discretion determine. Award Agreements may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Agreement. Any Award Agreement may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administering Body.

          (b) In case of any conflict between this Plan and any Award Agreement, this Plan shall control except as specifically provided in the Award Agreement.

          (c) In case of any conflict between this Plan and any Award Agreement, on the one hand, and any Employment Agreement between a Recipient and either the Company and/or an Affiliated Entity, on the other hand, the terms and conditions of the Employment Agreement with such Recipient shall apply with respect to those items specifically addressed in the Employment Agreement.

          (d) In consideration of the granting of an Award under this Plan and if requested by the Company, the Recipient shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as a Director of, as applicable) the Company or any Affiliated Entity for a period of at least one (1) year (or such shorter period as may be fixed in the Award Agreement or by action of the Administering Body following grant of the Award) after the Award is granted (or, in the case of a Director, until the next annual meeting of stockholders of the Company).

     5.3 Exercise of Awards. No Award granted hereunder shall be issuable or exercisable, except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of Common Stock (or such other amount as is set forth in the applicable Award Agreement) may be purchased or issued at one time upon exercise of a Stock Option, or under any other Award, and Stock Options and other Awards must be exercised, issued or purchased, as applicable, in multiples of 100 shares, unless the number of shares purchased is the total number of shares at the time available under the terms of the Award. An Award shall be deemed to be claimed or exercised when the Secretary or other official of the Company designated by the Administering Body receives appropriate written notice, on such form acceptable to the Administering Body, from the Recipient, together with payment of the applicable purchase or exercise price made in accordance with the Award Agreement and any amounts required under Section 5.11 of this Plan. Notwithstanding any other provision of this Plan, the Administering Body may impose, by rule and/or in Award Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 and Rule 10b-5 under the Exchange Act or any other applicable law, regulation or rule, including, without limitation, any other applicable requirements under the IRC, or the regulations or rules promulgated thereunder.

     5.4  Payment for Awards.

          (a) Awards requiring payment of a purchase or exercise price shall be payable upon the exercise or purchase of such Award by delivery of legal tender of the United States or payment of such other consideration as the Administering Body may from time to time deem acceptable in any particular instance, including consideration pursuant to subparagraphs (b) and (c) of this
     Section 5.4.

          (b) The Company may, in the discretion of the Administering Body, assist any Recipient (including, without limitation, any Employee, Director or Consultant) in the payment of the exercise price or other amounts payable in connection with the receipt or exercise of such Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as shall be approved by the Administering Body.

          (c) In the discretion of the Administering Body, and subject to such limitations or conditions as it may prescribe, if permitted by applicable law, (i) payments for purchase or exercise of Awards may be by matured capital stock of the Company (i.e., capital stock owned longer than six (6) months by the person delivering such capital stock (or by such person and his or her spouse jointly) delivered in transfer to the

     Company by or on behalf of the person exercising or purchasing the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administering Body (valued at Fair Market Value as of the exercise or purchase date), or such other consideration as the Administering Body may from time to time in the exercise of its discretion deem acceptable in any particular instance; (ii) the Administering Body may allow the exercise of Stock Options in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (iii) the Administering Body may allow the Company to loan the applicable purchase or exercise price to the Recipient, if the purchase or exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the purchase or exercise price and amounts required pursuant to Section 5.11 of this Plan.

     5.5 No Employment or Other Continuing Rights. Nothing contained in this Plan (or in any Award Agreement or in any other agreement or document related to this Plan or to Awards granted hereunder) shall confer upon (a) any Eligible Person or Recipient any right to continue in the employ (or other business relationship) of the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause; or (b) any Recipient any right to exercise or claim his or her Award otherwise than in accordance with the express terms and conditions of his or her Award Agreement and this Plan. Except as expressly provided in this Plan or in any Award Agreement pursuant to this Plan, the Company and any Affiliated Entity, as applicable, shall have the right to deal with each Recipient in the same manner as if this Plan and any such Award Agreement did not exist, including, without limitation, with respect to all matters related to the hiring, retention, discharge, compensation and conditions of the employment or engagement of the Recipient. Any questions as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of Awards pursuant to this Plan shall be determined by the Administering
Body, and the Administering Body's determination thereof shall be final, conclusive and binding upon all persons and entities.

     5.6  Restrictions Under Applicable Laws and Regulations.
          --------------------------------------------------

          (a) All Awards granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to any such Award granted under this Plan upon any securities exchange or under any federal, state or foreign law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Awards or the issuance, if any, or purchase of shares in connection therewith, such Awards may not be granted or exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administering Body. During the term of this Plan, the Company will use reasonable efforts to seek to obtain from the appropriate regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common
     Stock as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the qualifications, consents, approvals or authorizations deemed by the Company to be necessary for the lawful issuance and sale of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such requisite qualification, consent, approval or authorization shall not have been obtained.

          (b) The Company shall be under no obligation to register or qualify the issuance of Awards or underlying shares of Common Stock under the Securities Act or applicable state securities laws. Unless the shares of Common Stock applicable to any such Award have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any shares of Common Stock covered by any Award unless the Award and underlying shares of Common Stock, as applicable, may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administering Body may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Administering Body and upon which the Company may reasonably rely, that such Recipient is acquiring such shares of Common Stock for his or her own account, as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of Common Stock, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if shares of Common Stock are issued under this Plan without such registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the certificates evidencing the shares of Common Stock so issued. The Administering Body may also order its transfer agent to stop transfers of such shares. The Administering Body may also require the Recipient to provide the Company such information and other documents as the Administering Body may request in order to satisfy the Administering Body as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

     5.7 Additional Conditions. The grant and/or exercise of an Award and the issuance of shares in connection with the exercise of an Award may also be conditioned upon or subject to such other provisions (whether or not applicable to any other Award or Eligible Person) as the Administering Body, in its sole discretion, determines appropriate, in accordance with this Plan and the Award Agreement, including, without limitation, (a) provisions to assist the Recipient in financing the purchase of Common Stock issuable as a result of such Award, (b) provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any Award,
(c) provisions giving the Company the right to repurchase shares of Common Stock acquired under any Award in the event the Recipient elects to dispose of such shares, (d) provisions to comply with federal and state securities laws and federal, state or foreign income or employment tax withholding requirements,
(e) provisions conditioned upon the declaration of effectiveness by the SEC of a registration statement relating to a primary offering of the Common Stock, filed by the Company with the SEC under the Securities Act, (f) provisions conditioned upon the satisfaction of withholding tax or other withholding liabilities,
(g) provisions conditioned upon the listing, registration or qualification of any to-be-issued shares upon any securities exchange, any NASDAQ or other trading or quotation system or under any state or federal law, (h) provisions conditioned upon the consent or approval of any regulatory body, (i) provisions conditions upon the execution of a lock-up agreement with one or more prospective underwriters, or (j) provisions conditioned upon the execution of a buy-sell or stockholders agreement with other stockholders of the Company. The Administering Body shall, in its sole discretion, determine whether any one or more of these conditions is necessary or desirable to be satisfied in connection with the exercise of an Award or the delivery or purchase of shares pursuant to the exercise of an Award. If the Administering Body determines that any one or more of the foregoing conditions must be satisfied, the exercise of an Award shall not be effective unless and until such condition shall have been satisfied free of any conditions not acceptable to the Administering Body in its sole discretion.

     5.8 No Privileges of Stock Ownership. Except as otherwise set forth herein, a Recipient shall have no rights as a shareholder with respect to any shares issuable or issued in connection with an Award until the date of the exercise of the Stock Option in accordance with the Award Agreement and this Plan, and the receipt by the Company of all amounts payable in connection with the purchase or exercise, as applicable, of the Award, the satisfaction or waiver of all applicable performance goals and performance by the Recipient of all conditions and obligations applicable to the Award, in accordance with this Plan and the applicable Award Agreement. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (nor any documents related hereto) nor any action taken pursuant hereto (or thereto) shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any Person. To the extent that any Person acquires any right with respect to Awards hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     5.9  Transferability of Awards.

          (a) Except as otherwise provided by this Section 5.9 or by the Administering Body, no Award under this Plan may be sold, pledged, assigned, transferred, encumbered, alienated, hypothecated or otherwise disposed of (whether voluntarily or involuntarily or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy)) in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administering Body, pursuant to a DRO, unless and until such Award has been exercised, if applicable, and the shares of Common Stock underlying such Award have been issued, and all restrictions applicable to such shares have lapsed, and no Award or interest or right therein shall be liable for the debts, contracts, liabilities or contractual obligations of the Recipient thereof. Any attempted disposition of an Award or any interest therein shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          (b) Except as otherwise provided by the Administering Body, during the lifetime of a Recipient, only he or his court appointed guardian may exercise an Award (or any portion thereof) granted to him under this Plan, unless it has been transferred in accordance with paragraph (c) of this Section 5.9 or, with the consent of the Administering Body, pursuant to a DRO. After the death of a Recipient, any exercisable or vested but unpaid portion of an Award may, prior to the time when such portion becomes unexercisable or is terminated or expires under this Plan or the applicable Award Agreement, be exercised by or paid to the beneficiary most recently named by such Recipient in a written designation thereof filed with the Company, to the extent permitted by the Recipient's Award Agreement, or, in the absence of a validly designated beneficiary, his or her personal representative or by any person empowered to do so under the deceased Recipient's will or under the then applicable laws of descent and distribution. In the event any Award is to be exercised by, or paid to, the executors, administrators, heirs or distributees of the estate of a deceased Recipient, or such Recipient's beneficiary, or an incapacitated Recipient's guardian, or the transferee of such Award, in any case pursuant to the terms and conditions of this Plan and the applicable Award Agreement, and in accordance with such terms and conditions as may be specified from time to time by the Administering Body, the Company shall be under no obligation to issue shares of Common Stock or make any payment under such Award unless and until the Administering Body is satisfied that the person or persons exercising or to receive payment under such Award is the duly appointed legal representative of the deceased Recipient's estate or the proper legatee or distributees thereof.

          (c) The Administering Body may, in its discretion, permit the transfer of an Award to, exercise of an Award by, or payment of an Award to, a person other than the Recipient who received the grant of such Award in accordance with and/or under the Award Agreement and such terms and conditions as the Administering Body may specify from time to time.

          (d) Notwithstanding the foregoing, no Stock Option owned by a Recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and Incentive Stock Options (or other Stock Options subject to transfer restrictions under the IRC) may not be assigned or transferred if such assignment or transfer would cause such an Incentive Stock Option to fail to qualify under Section 422 of the IRC (or any comparable or successor provision) or the regulations thereunder.

     5.10 Information to Recipients.

          (a) The Administering Body in its sole discretion shall determine what, if any, financial and other information shall be provided to Recipients and when such financial and other information shall be provided after giving consideration to applicable federal, state and foreign laws, rules and regulations, including, without limitation, applicable federal, state and foreign securities laws, rules and regulations.

          (b) The furnishing of financial and other information that is confidential to the Company shall be subject to the Recipient's agreement that the Recipient shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company's securities under this Plan. The Administering Body may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient's obligations under this Section 5.10(b) (which acknowledgment shall not be a condition to the Recipient's obligations under this Section 5.10(b)).

     5.11 Withholding Taxes. Whenever the granting, vesting, exercise or payment of any Award granted under this Plan, or the transfer of any shares issued upon exercise of any Award, gives rise to tax or tax withholding liabilities or obligations, the Administering Body shall have the right, as a condition to the issuance of any shares of Common Stock under, or other payment of, such Award, to require the Recipient to remit to the Company an amount sufficient to satisfy such federal, state, local and foreign tax requirements, and the Company or any Affiliated
Entity shall, to the extent permitted by applicable law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Recipient. The Administering Body may, in the exercise of its discretion, permit a Recipient to satisfy such tax withholding requirements by (a) delivery to the Company of Common Stock owned by such Recipient (or by such Recipient and his or her spouse jointly) or (b) electing withholding by the Company of a portion of the Common Stock otherwise issuable in connection with such Recipient's Award (provided, however, that the amount of any Common Stock so withheld shall not exceed the amount necessary to satisfy required federal, state, local and foreign withholding obligations using the minimum statutory rate), to the extent permitted by applicable law and pursuant to procedures approved by the Administering Body.

     5.12 Legends on Common Stock Certificates. Each certificate representing shares acquired as a result of any Award granted hereunder shall be endorsed with all legends, if any, required by applicable federal and state securities or other laws or agreements or the Administering Body to be placed on the certificate. The determination of which legends, if any, shall be placed upon such certificates shall be made by the Administering Body in its sole discretion and such decision shall be final and binding.

     5.13 Effect of Termination of Employment on Awards - Employees
Only.

          (a) Termination for Just Cause Dismissal. Subject to Section 5.13(c), and except as otherwise provided in a written agreement (including, without limitation, any Award Agreement) between the Company and/or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment of the Recipient, in the event of a Just Cause Dismissal of an Employee Recipient from employment with the Company or any Affiliated Entity, all of the Recipient's unvested Awards shall be terminated and become void, and all of the Recipient's unexercised Awards (whether or not vested) shall be forfeited, expire and become void, as of the date of such Just Cause Dismissal.

          (b)  Termination Other than for Just Cause Dismissal. Subject to
     Section 5.13(c), and except as otherwise provided in a written agreement (including, without limitation, any Award Agreement) between the Company and/or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment, in the event of an Employee Recipient's termination of employment with the Company or any Affiliated Entity for:

               (i) any reason other than for Just Cause Dismissal, death, Permanent Disability or Retirement, the Recipient's unvested and/or unexercised Awards, whether or not vested, shall expire and become void as of the earlier of (A) the date such Awards would have expired in accordance with their terms had the Recipient remained employed and (B) three (3) months after the date of such termination; or

               (ii) death, Permanent Disability or Retirement, the Recipient's unvested and/or unexercised, whether or not vested, Awards shall expire and become void as of the earlier of (A) the date such Awards would have expired in accordance with their terms had the Recipient remained employed and (B) one (1) year after the date of such termination; provided, however, that the one-year period provided in (B) shall be three (3) months for Incentive Stock Options following termination of employment for Retirement.

          (c) Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary in Section 5.13(a) or Section 5.13(b), the Administering Body may in its discretion designate shorter or longer periods to claim or otherwise exercise Awards following a Recipient's termination of employment with the Company or any Affiliated Entity; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the Award Agreement that evidences the Recipient's Award or if such shorter period is agreed to in writing between the Recipient and the Company. Notwithstanding anything to the contrary herein, Awards shall be claimed, paid or exercisable by a Recipient following such Recipient's termination of employment with the Company or any Affiliated Entity only to the extent that installments thereof had become exercisable or vested (i.e., in the case of any Restricted Stock Awards, to the extent restrictions described in Article 7 applicable to such Awards have lapsed) on or prior to the date of such termination;
     and provided further that the Administering Body may, in its discretion, elect to accelerate the vesting or exercisability of, or lapse of restrictions applicable to, all or any portion of any Awards that had not become vested or exercisable on or prior to the date of such termination, in the event of a termination of employment due to the Recipient's death or Permanent Disability, or, except with respect to any Award intended to qualify as Performance-Based Compensation, in the event of Retirement or otherwise. Furthermore, at any time prior to a Recipient's termination of employment with the Company or any Affiliated
     Entity, the Administering Body may, in its discretion, accelerate the vesting or exercisability, or waive or, subject to the other provisions of this Plan, amend any and all of the goals, restrictions or conditions imposed under any Award; provided, however, no such acceleration, waiver or amendment shall cause any Award otherwise intended to qualify as Performance-Based Compensation to fail to so qualify.

     5.14 Effect of Termination of Engagement on Awards - Non-
Employees Only.

          (a) Termination of Engagement. Subject to Section 5.14(b), and except as otherwise provided in a written agreement between the Company and/or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of engagement of the Recipient, in the event of the termination of any non-Employee Recipient's engagement with the Company or any Affiliated Entity (including any such Recipient who is a Director, but not also an Employee or a Consultant), all of the Recipient's unvested Awards shall be terminated and become void, and all of the Recipient's unexercised Awards (whether or not vested) shall be forfeited, expire and become void as of the earlier of (i) the date such Awards would expire in accordance with their terms had the Recipient remained engaged by the Company or such Affiliated Entity and (ii)(A) three (3) months after such termination as a result of death or Permanent
     Disability and (B) thirty (30) days after such termination for any other reason.

          (b) Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary in Section 5.14(a), the Administering
     Body may, in its discretion, designate shorter or longer periods to claim or otherwise exercise Awards following a non-Employee Recipient's termination of engagement with the Company or any Affiliated Entity; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the Award Agreement that evidences the Recipient's Award or if such shorter period is agreed to in writing by the Recipient. Notwithstanding anything to the contrary herein, Awards shall be claimed, paid or exercisable by a Recipient following such Recipient's termination of engagement with the Company or any Affiliated Entity only to the extent that the installments thereof had become exercisable or vested (i.e., in the case of any Restricted Stock Awards, to the extent restrictions described in Article 7 applicable to such Awards have lapsed) on or prior to the date of such termination; and provided further that the Administering Body may, in its discretion, elect to accelerate the vesting or exercisability of, or lapse of restrictions applicable to, all or any portion of any Awards that had not become vested or exercisable on or prior to the date of such termination. Furthermore, at any time prior to a Recipient's termination of engagement with the Company or any Affiliated Entity, the Administering Body may, in its discretion, accelerate the vesting or exercisability, or waive or, subject to the other provisions of this Plan, amend any and all of the goals, restrictions or conditions imposed under any Award.

     5.15 Transfer; Leave of Absence. For purposes of this Plan, the transfer by a Recipient to the employment or engagement of (i) the Company from an Affiliated Entity, (ii) from the Company to an Affiliated Entity or (iii) from one Affiliated Entity to another Affiliated Entity (including, with respect to Consultants, the assignment between the Company and an Affiliated Entity or between two Affiliated Entities, as applicable, of an agreement pursuant to which such services are rendered) or, with respect solely to Employees, an approved leave of absence for military service, sickness, or for any other purpose approved by the Company, shall not be deemed a termination of employment or engagement of such Recipient, as the case may be; provided, however, that a change in status of a Recipient from an Employee to a Consultant, or to a Director who is not an Employee, shall be considered a termination of such Recipient's employment with the Company or an Affiliated Entity for purposes of this Plan and such Recipient's Awards, except to the extent that the Administering Body determines, in its discretion, otherwise with respect to any Award that is not an Incentive Stock Option. In no event, however, shall an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed or engaged in the service of the Company or an Affiliated Entity. Whether a Recipient's employment or service with the Company or any Affiliated Entity has terminated, and, if so, whether such termination constituted Just Cause Dismissal, shall be determined by the Administering
Body, in its good faith discretion, in accordance with this Plan, and any such determination shall be final, binding and conclusive upon all persons and entities.

     5.16 Limits on Awards to Certain Eligible Persons.

          (a) Limitations Applicable to IRC Section 162(m) Participants. Notwithstanding any other provision of this Plan, in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation, no one Eligible Person shall be granted any one or more Awards with respect to more than Two
     Million (2,000,000) shares of Common Stock in any one calendar year. The limitation set forth in this Section 5.16(a) shall be subject to adjustment as provided in Section 3.4 or Section
     4.5(b) and Article 8, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation. To the extent required by Section 162(m) of the IRC, shares of Common Stock subject to Awards which are canceled shall continue to be counted against such limitation and if, after the grant of an Award, the price of shares subject to such Award is reduced and the transaction is treated as a cancellation of the Award and a grant of a new Award, both the Award deemed to be canceled and the Award deemed to be granted shall be counted against such limitation.

          (b) Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of this Plan, this Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     5.17 Performance-Based Compensation. If the amount of compensation an Eligible Person may receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant, the Administering Body, in order to qualify such Awards as Performance-Based Compensation, may condition the payment, granting, vesting or exercisability or purchase price of such Awards on the attainment of one or more pre-established, objective performance goals that are determined over a measurement period or periods established by the Administering Body and relate to one or more Performance Criteria. The Administering Body shall establish and administer any such performance goals. Payment of compensation in respect of any such Award shall not be made unless and until the Administering Body certifies in writing that the applicable Performance Criteria, performance goals and any other material terms of such Award were in fact satisfied, except as otherwise provided by the Administering Body in accordance with this Plan and the applicable Award Agreement in the event of termination of a Recipient's employment or service with the Company or an Affiliated Entity due to death or Disability or in the event of a Change in Control.

6.   STOCK OPTIONS

     6.1 Nature of Stock Options. Subject to the limitations provided otherwise herein, Stock Options may be Incentive Stock Options or Non-qualified Stock Options. Each Award Agreement relating to a Stock Option shall state whether such Option will be treated as an Incentive Stock Option or a Non-qualified Stock Option.

     6.2 Option Exercise Price. The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted and shall be stated in the Award Agreement. The exercise price shall be no less than the Fair Market Value of the Common Stock subject to the Option on the date such option is granted; provided, however, that the Administering Body may, in its discretion, with the consent of the Recipient in the case of an Incentive Stock Option, amend the terms of any Stock Option not intended to qualify as Performance-Based Compensation to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment.

     6.3 Option Period and Vesting. Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body and stated in the Award Agreement, except that exercise of such Stock Options after termination of the Recipient's employment or engagement shall be subject to Section
5.13 or 5.14, as the case may be. Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than ten (10) years after the date the Stock Option is granted and shall be subject to earlier termination as provided herein or in the Award Agreement. The Administering
Body may, in its discretion at any time and from time to time after the grant of a Stock Option, accelerate vesting of such Stock Option as a whole or in part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased. Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates, or upon satisfaction of such conditions, specified by the Administering
Body and thereafter shall remain exercisable until the expiration or earlier termination of the Stock Option.

     6.4  Special Provisions Regarding Incentive Stock Options.

          (a) Notwithstanding anything in this Article 6 to the contrary, the exercise price and vesting Period of any Stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that (i) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Shareholder; and (ii) that the Incentive Stock Option not be exercisable after the expiration of five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Significant Shareholder.

          (b) The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Incentive Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or an Affiliated Entity) may for the first time become exercisable as "incentive stock options" under the IRC during any one calendar year shall not exceed $100,000.

          (c) Any Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Non-qualified Stock Options.

     6.5 Restrictions The Administering Body, in its sole and absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of a Stock Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Recipient shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the IRC) such Option to such Recipient or (ii) one year after the transfer of such shares to such Recipient.

7.   RESTRICTED STOCK AWARDS

     7.1 Nature of Restricted Stock Awards. The Administering Body may grant Restricted Stock Awards to any Eligible Person. A Restricted Stock Award is an Award entitling the Recipient to acquire Restricted Stock at par value or such other purchase price, if any, determined by the Administering Body at the time of grant of the Restricted Stock Award (but not less than the par value thereof unless permitted by applicable state law).
Conditions may be based on continuing employment (or other business relationships) with the Company or an Affiliated Entity and/or, in the case of Restricted Stock Awards intended to be Performance-Based Compensation, the achievement of pre-established, objective performance goals that are determined over a measurement period or periods established by the Administering Body and relate to one or more Performance Criteria. Any
Restricted Stock Award must be accepted by the applicable
Recipient within a period of sixty (60) days (or a shorter period as determined by the Administering Body at the time of award) after the award date, by executing the applicable Award Agreement and providing to the Administering Body or its designee a copy of such executed Award Agreement and payment of the applicable purchase price, if any, of such shares of Restricted Stock.

     7.2 Rights as Stockholders. Subject to Section 7.3, upon delivery of the shares of the Restricted Stock to a Recipient, or creation of a book entry evidencing a Recipient's ownership of shares of Restricted Stock, pursuant to Section 7.5, the Recipient shall have, unless otherwise provided by the Administering Body, all the rights of a shareholder with respect to said shares of Restricted Stock, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Administering Body, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.3.

     7.3 Restrictions. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administering Body shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment or engagement with the Company or its Affiliated Entities, Company performance and individual performance; provided, however, that, unless the Administering Body otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six (6) months and one (1) day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock intended to qualify as Performance-Based Compensation, by action taken after the Restricted Stock is issued, the Administering Body may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold, transferred, assigned or encumbered until all restrictions are terminated or have expired.

     7.4 Forfeiture or Repurchase of Restricted Stock. The Administering Body shall provide in the terms of each individual Award Agreement for forfeiture and reversion to the Company of a Recipient's shares of Restricted Stock or, that the Company shall have a right to repurchase such shares of Restricted Stock, at a cash price per share equal to the price, if any, paid by the Recipient for such shares of Restricted Stock, to the extent shares are then subject to restrictions under the Award Agreement, immediately upon any failure to satisfy applicable conditions set forth in the Award Agreement or upon a termination of employment (with or without cause and for any reason whatsoever) or, if applicable, upon a termination of engagement (with or without cause and for any reason whatsoever) between the Recipient and the Company, or an Affiliated Entity, subject, in any case, to Sections 5.13 and 5.14, as applicable.

     7.5 Certificates; Escrows. Each Recipient receiving a Restricted Stock Award shall be issued a stock certificate or certificates evidencing the shares of Common Stock covered by such Award registered in the name of such Recipient. The Administering Body may require a Recipient who receives a certificate or certificates evidencing a Restricted Stock Award to immediately deposit such certificate or certificates, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the Recipient, with signatures guaranteed in accordance with the Exchange Act if required by the Administering Body, with the Secretary of the Company or an escrow holder as provided in the immediately following sentence. The Secretary of the Company or such other escrow holder as the Administering Body may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed. The foregoing to the contrary notwithstanding, the Administering Body may, in its discretion, provide that a Recipient's ownership of Restricted
Stock prior to lapse of the restrictions set forth in the Award Agreement shall, in lieu of certificates, be evidenced by a "book entry" (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of such Recipient. Such records of the Company or such agent shall, absent manifest error, be binding on all Recipients who receive Restricted Stock Awards. The holding of shares of Restricted Stock by the Company or an escrow holder, in accordance with this Section 7.5, or the use of book entries to evidence the ownership of shares of Restricted Stock, in accordance with this Section 7.5, shall not affect the rights of Recipients as owners of their shares of Restricted Stock, nor affect the restrictions applicable to such shares under the Award Agreement of this Plan.

     7.6 Vesting of Restricted Stock. The Administering Body at the time of grant shall specify and state in the Award Agreement the date or dates and/or, in the case of Restricted Stock Awards intended to qualify as Performance-Based Compensation, attainment of performance goals and other conditions, on which Restricted
Stock shall become vested and free of restrictions applicable thereto, subject to Section 7.4 and to such further rights of the Company or its assigns as may be specified in the Award Agreement or other instrument evidencing the Restricted Stock Award. Upon expiration or termination of the restrictions applicable to a Recipient's shares of Restricted Stock, pursuant to the applicable Award Agreement and this Plan, the Company shall, subject to Sections 5.6, 5.11 and 5.12, then deliver to such Recipient a certificate or certificates evidencing such shares registered in the name of such Recipient.

     7.7 Waiver, Deferral and Reinvestment of Dividends. The Award Agreement or other written instrument evidencing a Restricted
Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

     7.8 Section 83(b) Election. If a Recipient of a Restricted Stock Award makes an election under Section 83(b) of the IRC, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted
Stock rather than as of the date or dates upon which such Recipient would otherwise be taxable under Section 83(a) of the IRC, such Recipient shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. Such election shall be in the sole discretion of any such Recipient. None of the Company or any Affiliated
Entity shall have any liability or responsibility relating to or arising out of the filing or the failure to file of any such election or any defects in its construction.

8.   REORGANIZATIONS

     8.1 Corporate Transactions Not Involving a Change in Control. If the Company shall consummate any Reorganization not involving a Change in Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), each Award outstanding under this Plan shall thereafter be claimed or exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such Reorganization, and any adjustments will be made to the terms of the Award, and the underlying Award Agreement, in the sole discretion of the Administering Body as it may deem appropriate to give effect to the Reorganization.

     8.2 Corporate Transactions Involving a Change in Control. As of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new grants covering the securities of a successor entity or other party to the transaction resulting in such Change in Control or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event this Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms provided by the Administering Body and/or in any written agreement relating to such Change in Control transaction; or (b) the Board otherwise has provided or shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (i) accelerating the vesting or exercisability of outstanding Awards and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash and/or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 8.2, this Plan and any outstanding Awards granted hereunder shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (a) or (b) hereof, then any Recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the Change in Control as the Administering Body shall designate, to convert, claim or exercise, as applicable, the Recipient's Awards to the full extent not theretofore converted, claimed or exercised, including any installments which have not yet become vested or exercisable.

9.   DEFINITIONS

Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

"Administering Body" means the Board as long as no Stock Plan
Committee has been appointed and is in effect and shall mean the Stock Plan Committee as long as the Stock Plan Committee is appointed and in effect.

"Affiliated Entity" means any (i) any corporation or limited liability company, other than the Company, in an unbroken chain of corporations or limited liability companies ending with the Company if each corporation or limited liability company owns stock or membership interests (as applicable) possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations or limited liability companies in such chain; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is more than fifty percent (50%) controlled (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or another Affiliated Entity; or (iii) any other entity, approved by the Administering Body as an Affiliated Entity under the Plan, in which the Company or any other Affiliated Entity has a material equity interest.

"Award" or "Awards," except where referring to a particular category or grant under this Plan, shall include Incentive Stock
Options, Non-qualified Stock Options and Restricted Stock Awards.

"Award Agreement" means the agreement or confirming memorandum setting forth the terms and conditions of the Award.

"Board" means the Board of Directors of the Company.

"Change in Control" means the following and shall be deemed to occur if any of the following events specified in clauses (a),
(b), (c) or (d) occur:

          (a) Any Person (other than a Park Affiliate) becomes, after the Effective Date, the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

          (b) During any period of two (2) consecutive years, individuals, who at the beginning of such period, constitute the Board and any new Director of the Company (other than a Director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3rds) of the Directors of the Company then still in office who either were Directors of the Company at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

          (c) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities or a merger or consolidation primarily effected to change the Company's jurisdiction of incorporation shall not constitute a Change in Control, and provided further a merger or consolidation in which the Company is the surviving entity (other than as a wholly owned subsidiary of another entity) and in which the Board of Directors of the Company or the successor to the Company after giving effect to the merger or consolidation, is comprised of a majority of members who are either (x) Directors of the Company immediately preceding the merger or consolidation, or (y) appointed to the Board of Directors by the Company (or the Board) as an integral part of such merger or consolidation, shall not constitute a Change in Control; or

          (d) Approval by the stockholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company, or the sale or disposition by the Company of all or substantially all of the Company's assets other than (i) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale; or (ii) pursuant to a dividend in kind or spin-off type transaction, directly or indirectly, of such assets to the stockholders of the Company;

          (e) Notwithstanding the foregoing, a Change in Control of the type described in clauses (b), (c) or (d) above shall be deemed to be completed on the date it occurs, and a Change in Control of the type described in clause (a) above shall be deemed to be completed as of the date the entity or group attaining fifty percent (50%) or greater ownership has elected its representatives to the Board of Directors and/or caused its nominees to become officers of the Company with the authority to terminate or alter the terms of any Employee's employment.

"Common Stock" means the common stock of the Company, par value $.01 per share, as constituted on the Effective Date, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section 3.4 above or any other provision of this Plan.

"Company" means Park Pharmacy Corporation, a Colorado corporation, and its successors.

"Consultant" means any consultant or advisor if:

     (a) the consultant or advisor renders bona fide services to the Company or any Affiliated Entity;

     (b) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

     (c) the consultant or advisor is a natural person who has contracted directly with the Company or an Affiliated Entity to render such services.

"Director" means any person serving on the Board of the Company or the Board of Directors of an Affiliated Entity irrespective of whether such person is also an Employee of the Company or an Affiliated Entity.

"DRO" means a domestic relations order as defined by the IRC or Title I of ERISA or the rules thereunder.

"Effective Date" means September 19, 2000, which is the date this Plan was adopted by the Board.

"Eligible Person" shall include key Employees, Directors and Consultants of the Company or of any Affiliated Entity.

"Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the IRC) of the Company or any Affiliated Entity.

"ERISA" means the Employee Retirement Income Security Act of
1974, as amended.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exchange Act Registered Company" means that the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act.

"Expiration Date" means the tenth anniversary of the Effective
Date.

"Fair Market Value" of a share of the Company's capital stock as of a particular date shall be: (a) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the NASDAQ National Market), the closing sale price of the stock quoted for such date as reported in the transactions index of each such exchange, as published in The Wall Street Journal and determined by the Administering Body, or, if no sale price was quoted in any such index for such date, then as of the next preceding date on which such a sale price was quoted; or
(b) if the stock is not then listed on an exchange or the NASDAQ National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on the NASDAQ Small Cap Market on such date, or if not so quoted, on the OTC Bulletin Board on such date; or (c) if the stock is not then listed on an exchange or quoted in the over-the-counter market or the OTC Bulletin Board, an amount determined in good faith by the Administering Body; provided, however, that (i) when appropriate, the Administering Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances and (ii) if the stock is traded on the NASDAQ Small Cap Market and both sales prices and bid and asked prices are quoted or available, the Administering Body may elect to determine Fair Market Value under either clause (a) or (b) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the IRC.

"Incentive Stock Option" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

"IRC" means the Internal Revenue Code of 1986, as amended.

"Just Cause Dismissal" shall mean a termination of a Recipient's employment for any of the following reasons: (a) the Recipient violates any reasonable rule or regulation of the Board, the Company's Chief Executive Officer or the Recipient's superiors that results in material damage to the Company or an Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time; (b) any willful misconduct or gross negligence by the Recipient in the material responsibilities assigned to the Recipient; (c) any willful failure to perform the Recipient's job as required to meet the objectives of the Company and/or an Affiliated Entity; (d) any wrongful conduct of a Recipient that has a material adverse impact on the Company or an Affiliated Entity or which constitutes a misappropriation of assets of the Company or an Affiliated Entity; (e) the Recipient's performing services for any other person or entity that competes with the Company and/or an Affiliated Entity while the Recipient is employed by the Company or an Affiliated Entity, without the express written approval of the Chief Executive Officer of the Company or an Affiliated Entity, as applicable; or (f) any other conduct that the Administering Body determines constitutes just cause for dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company and/or an Affiliated Entity providing for just cause dismissal (or some comparable notion) of such Recipient from his or her employment with the Company or an Affiliated Entity, "Just Cause Dismissal" for purposes of this Plan shall have the same meaning as ascribed thereto or to such comparable notion in such employment agreement.

"Non-Employee Director" means any director of the Company who qualifies as a "non-employee director" within the meaning of Rule 16b-3.

"Non-qualified Stock Option" means a Stock Option that is not an Incentive Stock Option.

"Outside Director" means an "outside director" as defined in the regulations adopted under Section 162(m) of the IRC.

"Park Affiliate" means Joe B. Park, Park Family Limited
Partnership, or any entity controlled by Joe B. Park or Park
Family Limited Partnership.

"Parent Corporation" means any parent corporation of the Company as defined in Section 424(e) of the IRC.

"Performance-Based Compensation" means performance-based compensation as described in Section 162(m)4(C) of the IRC.

"Performance Criteria" means the following business criteria with respect to the Company, any Affiliated Entity or any division or operating unit of any thereof: (a) income or net income, (b) pre-tax income, (c) operating income or net operating income, (d) cash flow, (e) earnings per share (including earnings before interest, taxes and amortization), (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock, (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization, (1) book value of Common Stock, (m) total stockholder return, (n) return on capital, (o) return on assets or net assets, or (p) operating margin.

"Permanent Disability" means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Administering Body, at its option and the Company's expense, may retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician shall be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Administering Body with respect to any Award, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 5.13(b)(ii) hereof, Permanent Disability shall mean "permanent and total disability" as defined in Section 22(e) of the IRC.

"Person" means any person, entity or group, within the meaning of
Section 13(d) or 14(d) of the Exchange Act, but excluding (a) the Company and its Affiliated Entities, (b) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA, (c) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or an Affiliated Entity, (d) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company, or (e) any entity holding non-participating shares of an entity which is a shareholder of the Company or which owns or controls, directly or indirectly, a shareholder of the Company becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities.

"Plan" means this 2000 Stock Incentive Plan of the Company.

"Plan Term" means the period during which this Plan remains in effect (commencing on the Effective Date and ending on the Expiration Date).

"Recipient" means an Eligible Person who has received an Award or Awards under this Plan or any person who is recognized under the Plan as the successor in interest to such Eligible Person with respect to such Eligible Person's Award.

"Reorganization" means any merger, consolidation, business combination, other reorganization or other similar transaction.

"Restricted Stock" means the shares of Common Stock subject to such restrictions and conditions as the Administering Body may determine at the time of grant.

"Restricted Stock Awards" means any Award of Restricted Stock granted pursuant to Article 7 of this Plan.

"Retirement" means normal retirement from employment with the Company or an Affiliated Entity in accordance with the retirement policies of the Company or any such Affiliated Entity then in effect as determined by the Administering Body.

"Rule 16b-3" means Rule 16b-3 under the Exchange Act or any successor or similar rule under the Exchange Act, as the same may be amended from time to time.

"Securities Act" means the Securities Act of 1933, as amended.

"Significant Shareholder" is an individual who, at the time an Award is granted to such individual under this Plan, owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

"Stock Option" or "Option" means a right to purchase stock of the Company granted under Article 6 of this Plan to an Eligible
Person.

"Stock Plan Committee" means the committee appointed by the Board to administer this Plan pursuant to Section 4.1.

"Subsidiary Corporation" means any subsidiary corporation of the Company as defined in Section 424(f) of the IRC.

                                                       Appendix A
                                                       ----------

                              PROXY

                    PARK PHARMACY CORPORATION
                 ANNUAL MEETING OF SHAREHOLDERS
                        JANUARY 16, 2001


   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Thomas R. Baker and Jim Moncrief, or either of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of Park Pharmacy Corporation (the "Company"), that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on January 16, 2001 and at any adjournments thereof.



1.   Election of Directors

        FOR            WITHHOLD AUTHORITY   NOMINEES
 All nominees named     to vote for all     Joe B. Park,
to the right (except   nominees named to    Thomas R. Baker,
  as marked to the         the right        Jim Moncrief,
     contrary)                              Gwendolyn Park,
                                            Richard M. Allen,
                                            William D. Breedlove
                                            and Jon J. Gergen
        [  ]                  [  ]          (INSTRUCTION:  To
                                            withhold authority
                                            to vote for any
                                            individual nominee,
                                            write the nominee's
                                            name on the line
                                            below.)
                                            -------------------


2. To approve the merger of the company into a wholly-owned subsidiary to be organized under the laws of the State of Delaware ("Park Pharmarcy-Delaware") in order to effect a change of the Company's state of incorporation from Colorado to Delaware.

     FOR [    ]          AGAINST [    ]        ABSTAIN [    ]

3. In connection with the proposed reincorporation, to approve and adopt provisions of the Certificate of Incorporation of Park Pharmacy-Delaware (the "Delaware Certificate") in the form attached as Exhibit A to the Proxy Statement that would reduce the number of authorized shares of capital stock of the Company from one billion to 150 million.

     FOR [    ]          AGAINST [    ]        ABSTAIN [    ]

4. In connection with the proposed reincorporation, to approve and adopt provisions of the Delaware Certificate that would reduce the number of authorized shares of common stock from 750 million to 140 million.

     FOR [    ]          AGAINST [    ]        ABSTAIN [    ]

5. In connection with the proposed reincorporation, to approve and adopt provisions of the Delaware Certificate that would reduce the number of authorized shares of preferred stock from 250 million to 10 million.

     FOR [    ]          AGAINST [    ]        ABSTAIN [    ]

6. In connection with the proposed reincorporation, to approve and adopt provisions of the Delaware Certificate that would provide that the liability of directors would be limited, and that officers and directors of the Company would receive indemnification from the Company, to the fullest extent permitted by Delaware law.

     FOR [    ]          AGAINST [    ]        ABSTAIN [    ]

7. In connection with the proposed reincorporation, to approve and adopt provisions of the Delaware Certificate that would require the vote of holders of two-thirds of the voting power of the Company to (a) amend provisions of the Delaware Certificate prohibiting actions by consent, limiting the liability of directors of the Company, or providing indemnification to officers and directors of the Company, or (b) to amend or repeal the bylaws of Park Pharmacy-Delaware, if stockholder action is taken to amend such Bylaws.

     FOR [    ]          AGAINST [    ]        ABSTAIN [    ]

8. To approve and adopt the bylaws of Park Pharmacy-Delaware in the form attached as Exhibit B to the Proxy Statement.

     FOR [    ]          AGAINST [    ]        ABSTAIN [    ]

9. To approve the Company's 2000 Stock Incentive Plan in the form attached as Exhibit F to the Proxy Statement.

     FOR [    ]          AGAINST [    ]        ABSTAIN [    ]


THIS PROXY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFIC DIRECTIONS
ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF
DIRECTORS, "FOR" EACH OF THE PROPOSALS SET FORTH HEREIN.

Please sign exactly as the name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

Dated: _________________      ____________________________
                              Signature of Shareholder

     [INSERT MAILING LABEL]   ____________________________
                              Signature  (if jointly owned)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE.


                               -3-